UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period:	October 1, 2016 — March 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Conservative Fund

Semiannual report
3 | 31 | 17

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PACAX

Putnam Dynamic
Asset Allocation
Conservative Fund

Semiannual report
3 | 31 | 17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention, and factors related to a specific issuer or industry. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

May 12, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

About the fund

A diversified portfolio to help
investors preserve wealth

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund’s target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Robert J. Schoen
Chief Investment Officer,
Global Asset Allocation
Industry since 1990
At Putnam since 1997

James A. Fetch
Co-Head of Global Asset Allocation
Industry since 1994
At Putnam since 1994

Robert J. Kea, CFA
Co-Head of Global Asset Allocation
Industry since 1988
At Putnam since 1989

Jason R. Vaillancourt, CFA
Co-Head of Global Asset Allocation
Industry since 1993
At Putnam since 2000

2 Dynamic Asset Allocation Conservative Fund

Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Note: 25/75 Ÿ 25% the S&P 500 Index, 75% the Bloomberg Barclays U.S. Aggregate Bond Index; 60/40 Ÿ 60% the S&P 500 Index, 40% the Bloomberg Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Dynamic Asset Allocation Conservative Fund 3

Performance history as of 3/31/17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/17. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 15.

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Bob is Co-Head of Global Asset Allocation
at Putnam. He holds an M.B.A. from
Bentley University Graduate School of
Business and a B.A. from the University
of Massachusetts, Amherst. He joined
Putnam in 1989 and has been in the
investment industry since 1988.

In addition to Bob, your
fund’s portfolio managers are
James A. Fetch; Robert J. Schoen; and
Jason R. Vaillancourt, CFA.

How would you describe the global investment environment during the six-month reporting period ended March 31, 2017?

Early in the period uncertainty regarding the U.S. elections had caused considerable volatility in global stock markets. Averages trended downward on daily news reports and speculation about potential election outcomes. After the win by Donald Trump however, U.S. markets began to rally strongly in anticipation of stimulus policies to come from the new administration in conjunction with a Congress held by the same political party. Economic growth was expected through tax reform, infrastructure spending, and business deregulation. International stocks, by contrast, continued to tread water as investors considered negative effects on international trade made possible by Trump’s campaign rhetoric and rising populist sentiment in other countries.

Global markets eventually joined the rally during the first quarter of 2017. Strong readings in the United States for business and consumer confidence, increases in inventories, and upticks to inflation suggested the economy was on a firm footing. Continued investor

Dynamic Asset Allocation Conservative Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 3/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Conservative Fund

expectations for potential tax and regulatory reform championed by the new administration also proved supportive. International developed-market stocks, initially down during the last quarter of 2016, improved during the first three months of 2017, as investors began focusing on relatively solid economic fundamentals in Europe and Japan. Emerging-market stocks also ended the six-month period with positive performance as investors warmed to riskier assets and immediate trade restrictions were not forthcoming.

In the final month of the period, however, the post-election market rally seemed to lose some of its steam amid increasing political and policy uncertainties in the United States and Europe. Health-care legislation backed by the Trump administration failed in Congress, the United Kingdom took steps to proceed with plans to exit the European Union, and campaign politics heated up in France, posing additional risks to the EU. U.S. economic growth remained stable, however, and in mid-March the Federal Reserve, having raised rates a quarter point in December, again raised its short-term interest rate to a target range of 0.75% to 1.00%.

How did Putnam Dynamic Asset Allocation Conservative Fund perform during the six-month period ended March 31, 2017?

Putnam Dynamic Asset Allocation Conservative Fund performed in line with our expectations for the period, outperforming its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, an all fixed-income index. The fund also outperformed its secondary benchmark, the Putnam Blended Conservative Benchmark, which contains both stocks and bonds in similar allocations as the fund. Although investment-grade bond prices declined during the period, our preference for less interest-rate-sensitive securities, as well as the fund’s allocations to high-yield bonds, aided fund performance. In addition, the fund’s stock holdings delivered positive performance overall, helping to offset weaker performance from bonds during the period.

What was the fund’s asset allocation strategy during the period, and how did it affect performance?

Our tactical asset allocation approach during the six-month period, in particular our preference for equities over rate-sensitive fixed income, aided performance. We favored U.S. equities, which outperformed international developed-market stocks, and our preference for smaller-cap U.S. stocks was also rewarded. Small caps outperformed large-cap stocks during the period, largely in response to expectations that the incoming U.S. president would promote a tax agenda that favors small companies.

At the stock-selection level, results were mixed during the period. We typically employ a selection strategy that uses quantitative research and analysis to assemble a sector-neutral portfolio of stocks that we believe will outperform the broad market. During the first half of the period, U.S. stock selection was rewarded, adding value above and beyond the general rally in stocks. International developed equity selection, which uses a similar process, also added value. During the second half of the period, stock selection in U.S. large-cap and in international stocks slightly underperformed our respective benchmarks. Fixed-income security selection, which focused on securitized debt, primarily mortgages, was a notable positive contributor.

How did you use derivatives during the period?

We used a variety of derivatives to help mitigate volatility and, in some cases, to seek to enhance fund performance. Positive contributors to fund

Dynamic Asset Allocation Conservative Fund 7

performance included credit default swaps used to hedge market and credit risk and gain exposure to individual or baskets of securities. Positive results here were balanced by negative results from futures contracts used to manage exposure to market risk, hedge prepayment and interest-rate risk, gain exposure to interest rates, and to equitize cash. There was also negative impact from interest-rate swaps used to hedge interest-rate and prepayment risk, and gain exposure to interest rates.

How did fixed - income markets perform during the period ending March 31, 2017?

After entering the period on a rally, investment-grade bonds declined in price during October, and continued to sell off substantially throughout the last quarter of 2016 amid rising inflation expectations and in anticipation of future short-term rate hikes by the Fed. The Bloomberg Barclays U.S. Aggregate Bond Index, a proxy for investment-grade bonds, was down 2.18% for the six-month period. As interest rates increase, prices of bonds generally fall, and as mentioned, the Fed raised the federal funds rate 25 basis points in December and again in March, communicating the expectation of further increases in 2017. High-yield bonds, in contrast, outperformed investment-grade bonds during the period as measured by the JP Morgan Developed High Yield Index, which gained 5.13% as investors showed greater comfort with risk and as the yield spread of high-yield bonds above U.S. Treasuries narrowed.

What is your outlook?

Currently, the fund’s asset allocation remains relatively close to strategic weightings, which reflect our view about the markets — that they are performing based on healthy fundamentals, including solid economic growth and corporate earnings in most parts of the world and in the United States. Internationally, Japanese stocks have become attractive, in our view, as corporate earnings have been relatively strong and stock prices are competitively valued. While we continue to keep an eye on political developments in Europe, markets there have not, at least to date, overreacted to Brexit; we believe stock prices appear to be well supported overall.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Conservative Fund

In the United States, stocks are likely to continue to outperform relative to rate-sensitive bonds, we believe, and investors appear patient and realistic about expectations for promised corporate tax reform and business-friendly regulatory changes. Whether that patience continues if changes are not forthcoming is something that we will monitor closely. We have reduced our overweight to stocks slightly.

Looking forward, with one rate increase already on the books this year, we expect that the Fed may raise rates a bit more aggressively than some investors currently assume. We believe fundamentals, including energy prices, continue to suggest an evolution toward more normal, higher interest rates in the United States. Outside the United States, we expect this will eventually happen as well, as central banks move away from quantitative easing. This means that rate-sensitive bonds will continue to be under pressure, we believe, and we may find other fixed-income sectors, including high yield and mortgages, more attractive.

Thank you, Bob, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Putnam Dynamic Asset Allocation Conservative Fund had maintained a stable dividend since July 2014. During the current fiscal year, the fund reduced its monthly dividend on two occasions due to decreased levels of income in the portfolio. Effective November 2016, the fund’s monthly distribution rate per class A shares was reduced from $0.016 to $0.014. Effective February 2017, the rate was further reduced from $0.014 to $0.012. Similar decreases were made to other share classes in both instances.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Conservative Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (2/7/94)
Before sales charge	5.87%	58.45%	4.71%	33.56%	5.96%	13.65%	4.36%	6.30%	2.24%

After sales charge	5.60	49.34	4.09	25.88	4.71	7.11	2.32	0.19	–3.64

Class B (2/18/94)
Before CDSC	5.59	49.88	4.13	28.63	5.16	11.11	3.58	5.57	1.98

After CDSC	5.59	49.88	4.13	26.63	4.84	8.26	2.68	0.57	–3.02

Class C (9/1/94)
Before CDSC	5.07	47.24	3.94	28.64	5.17	11.15	3.59	5.61	1.90

After CDSC	5.07	47.24	3.94	28.64	5.17	11.15	3.59	4.61	0.90

Class M (2/7/95)
Before sales charge	5.33	50.92	4.20	30.15	5.41	11.92	3.82	5.83	1.99

After sales charge	5.17	45.64	3.83	25.60	4.66	8.00	2.60	2.13	–1.58

Class P (8/31/16)
Net asset value	6.14	63.26	5.02	35.17	6.21	14.42	4.59	6.63	2.43

Class R (1/21/03)
Net asset value	5.69	56.09	4.55	31.92	5.70	12.77	4.09	6.08	2.15

Class R5 (7/2/12)
Net asset value	6.15	63.63	5.05	35.47	6.26	14.64	4.66	6.60	2.38

Class R6 (7/2/12)
Net asset value	6.17	64.19	5.08	35.94	6.33	14.85	4.72	6.77	2.51

Class Y (7/14/94)
Net asset value	6.14	63.14	5.02	35.07	6.20	14.33	4.57	6.54	2.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees

10 Dynamic Asset Allocation Conservative Fund

are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Bloomberg Barclays
U.S. Aggregate Bond	5.37%	51.97%	4.27%	12.25%	2.34%	8.27%	2.68%	0.44%	–2.18%
Index

Putnam Conservative
Blended Benchmark	—†	69.27	5.40	30.80	5.52	14.26	4.54	6.07	1.63

Lipper Mixed-Asset
Target Allocation
Conservative Funds	5.52	47.88	3.93	24.44	4.43	9.41	3.03	6.84	2.10
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/17, there were 375, 367, 320, 292, 216, and 12 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/17

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	ClassR5	ClassR6	Class Y

Number	6		6	6	6		6	6	6	6	6

Income	$0.082		$0.044	$0.045	$0.054		$0.102	$0.069	$0.096	$0.100	$0.094

Capital gains

Long-term gains	0.056		0.056	0.056	0.056		0.056	0.056	0.056	0.056	0.056

Short-term gains	—		—	—	—		—	—	—	—	—

Total	$0.138		$0.100	$0.101	$0.110		$0.158	$0.125	$0.152	$0.156	$0.150

	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value

9/30/16	$10.32	$10.95	$10.23	$10.19	$10.20	$10.57	$10.35	$10.60	$10.35	$10.35	$10.35

3/31/17	10.41	11.05	10.33	10.28	10.29	10.66	10.44	10.70	10.44	10.45	10.44

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Conservative Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/16	1.04%*	1.79%*	1.79%*	1.54%*	0.63%†	1.29%*	0.74%	0.67%	0.79%*

Annualized expense ratio for the
six-month period ended 3/31/17	1.02%	1.77%	1.77%	1.52%	0.62%	1.27%	0.73%	0.66%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/16 to 3/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000 *†	$5.14	$8.91	$8.91	$7.65	$3.13	$6.40	$3.68	$3.33	$3.88

Ending value (after expenses)	$1,022.40	$1,019.80	$1,019.00	$1,019.90	$1,024.30	$1,021.50	$1,023.80	$1,025.10	$1,023.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Dynamic Asset Allocation Conservative Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/17, use the following calculation method. To find the value of your investment on 10/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000 *†	$5.14	$8.90	$8.90	$7.64	$3.13	$6.39	$3.68	$3.33	$3.88

Ending value (after expenses)	$1,019.85	$1,016.11	$1,016.11	$1,017.35	$1,021.84	$1,018.60	$1,021.29	$1,021.64	$1,021.09

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Conservative Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

14 Dynamic Asset Allocation Conservative Fund

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND)* is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND)*, and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

*Net dividends (ND) indexes reflect the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Dynamic Asset Allocation Conservative Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2017, Putnam employees had approximately $486,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Conservative Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Conservative Fund 17

The fund’s portfolio 3/31/17 (Unaudited)

COMMON STOCKS (38.3%)*	Shares	Value

Basic materials (1.4%)

Asahi Kasei Corp. (Japan)	40,000	$388,036

Ashland Global Holdings, Inc.	86	10,648

BASF SE (Germany)	14,295	1,417,021

Bemis Co., Inc.	234	11,433

Boliden AB (Sweden)	27,288	813,099

Cabot Corp.	3,800	227,658

Celanese Corp. Ser. A	1,800	161,730

Covestro AG (Germany)	5,055	389,135

Evonik Industries AG (Germany)	23,113	753,639

Fletcher Building, Ltd. (New Zealand)	7,219	42,104

Fortescue Metals Group, Ltd. (Australia)	50,144	238,671

Fresnillo PLC (Mexico)	2,093	40,803

Glencore PLC (United Kingdom) †	22,128	86,818

Hitachi Chemical Co., Ltd. (Japan)	9,400	260,056

Hitachi Metals, Ltd. (Japan)	4,200	58,928

Johnson Matthey PLC (United Kingdom)	9,550	368,528

Kajima Corp. (Japan)	23,000	149,987

Kuraray Co., Ltd. (Japan)	17,400	263,821

Mitsubishi Chemical Holdings Corp. (Japan)	52,700	407,759

Mitsubishi Gas Chemical Co., Inc. (Japan)	10,100	209,748

Mitsubishi Materials Corp. (Japan)	2,700	81,730

Newmont Mining Corp.	22,900	754,784

Packaging Corp. of America	10,300	943,686

Reliance Steel & Aluminum Co.	5,459	436,829

Rio Tinto PLC (United Kingdom)	7,833	314,979

Rio Tinto, Ltd. (Australia)	1,765	81,528

Sherwin-Williams Co. (The)	5,820	1,805,306

Shin-Etsu Chemical Co., Ltd. (Japan)	2,600	225,226

Sika AG (Switzerland)	21	126,002

Skanska AB (Sweden)	34,018	801,035

Sonoco Products Co.	210	11,113

Steel Dynamics, Inc.	36,300	1,261,788

Taisei Corp. (Japan)	43,000	313,240

Timken Co. (The)	9,400	424,880

UPM-Kymmene OYJ (Finland)	20,318	477,289

voestalpine AG (Austria)	4,495	176,945

Yara International ASA (Norway)	12,044	463,738

		14,999,720

Capital goods (2.4%)

ABB, Ltd. (Switzerland)	461	10,783

ACS Actividades de Construccion y Servicios SA (Spain)	15,177	516,406

Allison Transmission Holdings, Inc.	43,300	1,561,398

Atlas Copco AB Class A (Sweden)	5,573	196,720

Avery Dennison Corp.	9,062	730,397

BAE Systems PLC (United Kingdom)	7,976	64,206

Berry Plastics Group, Inc. †	233	11,317

BWX Technologies, Inc.	9,078	432,113

Carlisle Cos., Inc.	5,275	561,313

18 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.3%)* cont.	Shares	Value

Capital goods cont.

Crane Co.	2,200	$164,626

Crown Holdings, Inc. †	33,948	1,797,547

Cummins, Inc.	14,200	2,147,040

Daikin Industries, Ltd. (Japan)	600	60,280

General Dynamics Corp.	304	56,909

GKN PLC (United Kingdom)	7,209	32,814

HD Supply Holdings, Inc. †	16,500	678,563

Hitachi High-Technologies Corp. (Japan)	100	4,073

Honeywell International, Inc.	683	85,286

Huntington Ingalls Industries, Inc.	4,100	820,984

Jacobs Engineering Group, Inc.	11,800	652,304

JTEKT Corp (Japan)	13,400	208,107

L3 Technologies, Inc.	16,894	2,792,409

MAN SE (Germany)	524	54,016

Mitsubishi Electric Corp. (Japan)	50,100	718,672

Northrop Grumman Corp.	10,602	2,521,580

NSK, Ltd. (Japan)	17,600	251,677

Oshkosh Corp.	9,100	624,169

Parker Hannifin Corp.	9,600	1,539,072

Quanta Services, Inc. †	25,600	950,016

Raytheon Co.	16,247	2,477,668

Schindler Holding AG Part. Cert. (Switzerland)	268	50,809

Spirit AeroSystems Holdings, Inc. Class A	12,100	700,832

Sumitomo Heavy Industries, Ltd. (Japan)	17,000	118,495

Thales SA (France)	1,695	163,934

Vinci SA (France)	287	22,749

Waste Management, Inc.	16,736	1,220,389

WESCO International, Inc. †	3,600	250,380

		25,250,053

Communication services (1.3%)

ACC Claims Holdings, LLC Class A (Units) F	102,750	617

AT&T, Inc.	899	37,353

BCE, Inc. (Canada)	1,088	48,172

BT Group PLC (United Kingdom)	67,814	270,356

Cable One, Inc.	300	187,341

Comcast Corp. Class A	1,148	43,153

Eutelsat Communications SA (France)	2,835	63,300

Juniper Networks, Inc.	60,053	1,671,275

KDDI Corp. (Japan)	13,100	343,826

Nippon Telegraph & Telephone Corp. (Japan)	23,700	1,011,609

NTT DoCoMo, Inc. (Japan)	25,657	597,465

Orange SA (France)	21,086	327,633

PCCW, Ltd. (Hong Kong)	121,000	71,309

Sky PLC (United Kingdom)	21,626	264,449

Telstra Corp., Ltd. (Australia)	251,514	895,450

Verizon Communications, Inc.	152,400	7,429,500

		13,262,808

Dynamic Asset Allocation Conservative Fund 19

COMMON STOCKS (38.3%)* cont.	Shares	Value

Conglomerates (0.2%)

Danaher Corp.	16,600	$1,419,798

Siemens AG (Germany)	5,629	771,044

		2,190,842

Consumer cyclicals (5.3%)

Adecco Group AG (Switzerland)	1,821	129,351

Adidas AG (Germany)	141	26,820

Aramark	19,769	728,883

Aristocrat Leisure, Ltd. (Australia)	27,226	373,788

Asahi Glass Co., Ltd. (Japan)	12,000	97,224

Automatic Data Processing, Inc.	936	95,837

AutoZone, Inc. †	86	62,182

Berkeley Group Holdings PLC (The) (United Kingdom)	1,113	44,721

Booz Allen Hamilton Holding Corp.	14,200	502,538

Bridgestone Corp. (Japan)	1,600	64,716

Carter’s, Inc.	3,402	305,500

CBS Corp. Class B (non-voting shares)	612	42,448

Christian Dior SE (France)	1,900	441,463

Cie Generale des Etablissements Michelin (France)	2,557	310,561

Clorox Co. (The)	11,747	1,583,848

Compass Group PLC (United Kingdom)	38,520	726,822

Dai Nippon Printing Co., Ltd. (Japan)	30,000	323,363

Daito Trust Construction Co., Ltd. (Japan)	300	41,215

Discovery Communications, Inc. Class A † S	97,900	2,847,911

Dixons Carphone PLC (United Kingdom)	12,908	51,364

Dolby Laboratories, Inc. Class A	3,800	199,158

Dollar General Corp.	889	61,990

Electrolux AB Ser. B (Sweden)	10,946	304,291

Euronet Worldwide, Inc. †	1,900	162,488

Fiat Chrysler Automobiles NV (Italy) †	35,908	392,643

Flight Centre Travel Group, Ltd. (Australia)	5,091	112,329

Ford Motor Co.	12,700	147,828

Fuji Heavy Industries, Ltd. (Japan)	8,000	293,398

Hakuhodo DY Holdings, Inc. (Japan)	6,100	72,326

Harvey Norman Holdings, Ltd. (Australia)	118,147	408,897

Hasbro, Inc.	13,223	1,319,920

Hino Motors, Ltd. (Japan)	8,700	105,263

Home Depot, Inc. (The)	12,201	1,791,473

Hyatt Hotels Corp. Class A †	3,895	210,252

Industrivarden AB Class A (Sweden)	15,847	366,258

International Game Technology PLC	5,900	139,830

Interpublic Group of Cos., Inc. (The)	7,693	189,017

ISS A/S (Denmark)	1,401	52,977

John Wiley & Sons, Inc. Class A	3,215	172,967

KAR Auction Services, Inc.	9,200	401,764

Kimberly-Clark Corp.	21,972	2,892,174

Kingfisher PLC (United Kingdom)	199,853	816,541

Lagardere SCA (France)	3,817	112,427

Lear Corp.	6,200	877,796

Liberty SiriusXM Group Class A †	12,200	474,824

20 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.3%)* cont.	Shares	Value

Consumer cyclicals cont.

Lowe’s Cos., Inc.	62,786	$5,161,637

LSC Communications, Inc.	5,900	148,444

Madison Square Garden Co. (The) Class A †	24	4,793

Marks & Spencer Group PLC (United Kingdom)	86,209	363,998

Masco Corp.	26,100	887,139

Mazda Motor Corp. (Japan)	19,100	275,014

Michaels Cos., Inc. (The) †	17,300	387,347

MSC Industrial Direct Co., Inc. Class A	4,400	452,144

Namco Bandai Holdings, Inc. (Japan)	6,200	185,449

News Corp. Class A	22,500	292,500

News Corp. Class B	313	4,226

NVR, Inc. †	260	547,789

Omnicom Group, Inc.	33	2,845

Owens Corning	11,800	724,166

Peugeot SA (France) †	17,574	353,867

PVH Corp.	12,986	1,343,661

Ralph Lauren Corp.	30,200	2,464,924

Randstad Holding NV (Netherlands)	4,267	246,265

RELX PLC (United Kingdom)	12,854	251,879

Renault SA (France)	4,219	366,502

Ross Stores, Inc.	26,900	1,771,903

RR Donnelley & Sons Co.	9,066	109,789

RTL Group SA (Belgium)	3,576	288,023

Scotts Miracle-Gro Co. (The) Class A	6,409	598,537

ServiceMaster Global Holdings, Inc. †	7,763	324,105

Square, Inc. Class A † S	83,000	1,434,240

Suzuki Motor Corp. (Japan)	1,500	62,274

TABCORP Holdings, Ltd. (Australia)	152,768	554,395

Taylor Wimpey PLC (United Kingdom)	117,437	284,121

TJX Cos., Inc. (The)	50,694	4,008,882

Toppan Printing Co., Ltd. (Japan)	17,000	173,314

Toro Co. (The)	5,300	331,038

TransUnion †	14,400	552,240

TUI AG (Germany)	7,111	98,538

Twenty-First Century Fox, Inc.	1,838	59,533

Vail Resorts, Inc.	24	4,606

Valeo SA (France)	7,315	487,181

Vantiv, Inc. Class A †	6,239	400,045

Visteon Corp. †	5,100	499,545

Wal-Mart Stores, Inc.	34,000	2,450,720

Walt Disney Co. (The)	39,700	4,501,583

William Hill PLC (United Kingdom)	128,412	467,861

Wolters Kluwer NV (Netherlands)	9,135	379,722

World Fuel Services Corp.	168	6,090

WPP PLC (United Kingdom)	43,943	964,585

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	54,500	214,241

		56,371,086

Dynamic Asset Allocation Conservative Fund 21

COMMON STOCKS (38.3%)* cont.	Shares	Value

Consumer staples (3.9%)

Altria Group, Inc.	15,656	$1,118,152

Aryzta AG (Switzerland)	7,036	225,835

Ashtead Group PLC (United Kingdom)	21,232	439,724

Beiersdorf AG (Germany)	1,028	97,308

British American Tobacco PLC (United Kingdom)	15,364	1,020,227

Bunge, Ltd.	13,500	1,070,010

Campbell Soup Co.	20,900	1,196,316

Church & Dwight Co., Inc.	266	13,265

Coca-Cola Amatil, Ltd. (Australia)	118,325	978,131

Colgate-Palmolive Co.	931	68,140

ConAgra Foods, Inc.	31,200	1,258,608

Constellation Brands, Inc. Class A	41	6,645

Coty, Inc. Class A	202	3,662

CVS Health Corp.	813	63,821

Darden Restaurants, Inc.	13,600	1,137,912

Dr. Pepper Snapple Group, Inc.	5,800	567,936

Energizer Holdings, Inc.	6,900	384,675

General Mills, Inc.	911	53,758

Heineken Holding NV (Netherlands)	657	52,265

Henkel AG & Co. KGaA (Preference) (Germany)	1,486	190,390

Hershey Co. (The)	13,809	1,508,633

Imperial Brands PLC (United Kingdom)	1,253	60,707

Ingredion, Inc.	6,300	758,709

ITOCHU Corp. (Japan)	32,900	466,918

J Sainsbury PLC (United Kingdom)	129,270	428,067

Jardine Cycle & Carriage, Ltd. (Singapore)	5,000	156,772

Kao Corp. (Japan)	7,500	411,210

Koninklijke Ahold Delhaize NV (Netherlands)	39,523	845,792

Lamb Weston Holdings, Inc.	12,000	504,720

Liberty Interactive Corp. †	3,600	160,128

ManpowerGroup, Inc.	6,600	676,962

Marine Harvest ASA (Norway)	24,110	367,566

McDonald’s Corp.	35,794	4,639,260

METRO AG (Germany)	27,802	889,182

Nestle SA (Switzerland)	8,861	679,846

PepsiCo, Inc.	42,864	4,794,767

Philip Morris International, Inc.	26	2,935

Pinnacle Foods, Inc.	10,600	613,422

Pool Corp.	1,477	176,250

Procter & Gamble Co. (The)	10,197	916,200

Reckitt Benckiser Group PLC (United Kingdom)	552	50,390

Recruit Holdings Co., Ltd. (Japan)	1,200	61,223

Sodexo SA (France)	445	52,339

Spectrum Brands Holdings, Inc. S	3,000	417,030

Sysco Corp.	38,124	1,979,398

Tate & Lyle PLC (United Kingdom)	61,489	588,968

Tyson Foods, Inc. Class A	38,100	2,351,151

Ulta Salon, Cosmetics & Fragrance, Inc. †	5,000	1,426,150

Unilever PLC (United Kingdom)	753	37,167

22 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.3%)* cont.	Shares	Value

Consumer staples cont.

US Foods Holding Corp. †	106	$2,966

Walgreens Boots Alliance, Inc.	35,800	2,973,190

Watsco, Inc.	4,900	701,582

WH Group, Ltd. (Hong Kong)	475,000	409,509

Wilmar International, Ltd. (Singapore)	73,600	185,730

WM Morrison Supermarkets PLC (United Kingdom)	110,389	331,935

Wolseley PLC (United Kingdom)	1,548	97,362

Yum! Brands, Inc.	14,300	913,770

		41,584,686

Energy (2.2%)

Baker Hughes, Inc.	31,100	1,860,402

BP PLC (United Kingdom)	2,320	13,300

California Resources Corp. †	6	90

Cimarex Energy Co.	14,600	1,744,554

Dril-Quip, Inc. †	78	4,255

Exxon Mobil Corp.	52,679	4,320,205

Halcon Resources Corp. †	2,658	20,467

JX Holdings, Inc. (Japan)	14,500	71,204

Koninklijke Vopak NV (Netherlands)	280	12,210

Milagro Oil & Gas, Inc. (Units) F	42	3,402

Nabors Industries, Ltd.	15,400	201,278

Norsk Hydro ASA (Norway)	7,815	45,382

OMV AG (Austria)	24,709	972,272

ONEOK, Inc.	38,300	2,123,352

Parsley Energy, Inc. Class A †	83,100	2,701,581

Phillips 66	276	21,865

QEP Resources, Inc. †	11,400	144,894

Repsol SA (Spain)	58,724	906,812

Rowan Cos. PLC Class A †	12,400	193,192

Royal Dutch Shell PLC Class B (United Kingdom)	19,224	526,153

SandRidge Energy, Inc. †	1,404	25,960

Schlumberger, Ltd.	1,271	99,265

Superior Energy Services, Inc. †	9,700	138,322

TechnipFMC PLC (United Kingdom) †	657	21,353

Tervita Corp. Class A (Canada)	59	433

Total SA (France)	30,173	1,526,220

Valero Energy Corp.	44,400	2,943,276

Vestas Wind Systems A/S (Denmark)	4,427	359,945

Williams Cos., Inc. (The)	80,600	2,384,954

Woodside Petroleum, Ltd. (Australia)	2,546	62,400

		23,448,998

Financials (7.3%)

3i Group PLC (United Kingdom)	116,598	1,094,912

AerCap Holdings NV (Ireland) †	2,800	128,716

Aflac, Inc.	22,981	1,664,284

Ageas (Belgium)	717	28,026

AGNC Investment Corp. R	33,968	675,624

Alleghany Corp. †	9	5,532

Allianz SE (Germany)	7,164	1,327,129

Dynamic Asset Allocation Conservative Fund 23

COMMON STOCKS (38.3%)* cont.	Shares	Value

Financials cont.

Allstate Corp. (The)	21,739	$1,771,511

Ally Financial, Inc.	39,286	798,684

American Financial Group, Inc.	2,495	238,073

Ameriprise Financial, Inc.	12,700	1,646,936

Annaly Capital Management, Inc. R	66,848	742,681

Apartment Investment & Management Co. Class A R	9,900	439,065

Apple Hospitality REIT, Inc. R	14,700	280,770

Aspen Insurance Holdings, Ltd.	3,011	156,723

Associated Banc-Corp.	187	4,563

Assured Guaranty, Ltd.	10,297	382,122

AXA SA (France)	27,929	722,669

Banco Santander SA (Spain)	84,597	518,475

Bank of Montreal (Canada)	978	73,049

Bank of New York Mellon Corp. (The)	687	32,447

Bank of Nova Scotia (The) (Canada)	1,350	78,979

Barratt Developments PLC (United Kingdom)	24,692	169,069

Berkshire Hathaway, Inc. Class B †	328	54,671

BNP Paribas SA (France)	18,852	1,255,549

Brandywine Realty Trust R	13,819	224,282

Brixmor Property Group, Inc. R	24,200	519,332

Broadridge Financial Solutions, Inc.	270	18,347

Camden Property Trust R	7,000	563,220

Canadian Imperial Bank of Commerce (Canada)	142	12,244

Capital One Financial Corp.	453	39,257

Chimera Investment Corp. R	16,077	324,434

Citigroup, Inc.	117,400	7,022,868

Colony NorthStar, Inc. Class A R	37,300	481,543

CoreLogic, Inc. †	4,344	176,888

Corporate Office Properties Trust R	181	5,991

Credit Agricole SA (France)	30,832	417,723

Daiwa Securities Group, Inc. (Japan)	20,000	121,782

DBS Group Holdings, Ltd. (Singapore)	3,300	45,766

DGB Financial Group, Inc. (South Korea)	23,652	229,477

Discover Financial Services	21,842	1,493,774

Duke Realty Corp. R	21,000	551,670

E*Trade Financial Corp. †	47,600	1,660,764

East West Bancorp, Inc.	7,000	361,270

Equity Commonwealth †R	6,474	202,118

Equity Lifestyle Properties, Inc. R	3,286	253,219

Equity Residential Trust R	19,727	1,227,414

Everest Re Group, Ltd.	86	20,108

First Hawaiian, Inc.	17,200	514,624

Forest City Realty Trust, Inc. Class A R	18,000	392,040

Fukuoka Financial Group, Inc. (Japan)	47,000	203,485

Gaming and Leisure Properties, Inc. R	6,000	200,520

Goldman Sachs Group, Inc. (The)	24,300	5,582,196

Goodman Group (Australia) R	7,015	41,482

Hana Financial Group, Inc. (South Korea)	2,237	73,913

Hanover Insurance Group, Inc. (The)	52	4,683

24 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.3%)* cont.	Shares	Value

Financials cont.

Hartford Financial Services Group, Inc. (The)	27,500	$1,321,925

HCP, Inc. R	32,900	1,029,112

Highwoods Properties, Inc. R	8,161	400,950

HSBC Holdings PLC (United Kingdom)	37,627	306,853

Iida Group Holdings Co., Ltd. (Japan)	9,300	142,679

Industrial Bank of Korea (South Korea)	34,767	379,288

Intercontinental Exchange, Inc.	550	32,929

Investor AB Class B (Sweden)	24,345	1,024,807

JPMorgan Chase & Co.	102,590	9,011,506

Kerry Properties, Ltd. (Hong Kong)	84,500	293,029

Liberty Property Trust R	8,297	319,849

Lincoln National Corp.	13,600	890,120

Macerich Co. (The) R	158	10,175

Mapfre SA (Spain)	68,656	235,474

Marsh & McLennan Cos., Inc.	592	43,743

Medibank Private, Ltd. (Australia)	5,373	11,576

MFA Financial, Inc. R	21,198	171,280

Mid-America Apartment Communities, Inc. R	1,658	168,685

Mitsubishi UFJ Financial Group, Inc. (Japan)	154,862	973,295

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	76,800	382,862

Mizuho Financial Group, Inc. (Japan)	631,925	1,157,933

Morgan Stanley	20,100	861,084

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	680	133,043

New World Development Co., Ltd. (Hong Kong)	366,000	450,230

NN Group NV (Netherlands)	22,476	730,951

Nomura Real Estate Holdings, Inc. (Japan)	8,500	135,444

Onex Corp. (Canada)	257	18,446

ORIX Corp. (Japan)	52,600	778,393

Outfront Media, Inc. R	8,500	225,675

Park Hotels & Resorts, Inc. R	19,100	490,297

Partners Group Holding AG (Switzerland)	609	327,406

Persimmon PLC (United Kingdom)	11,418	299,560

PNC Financial Services Group, Inc. (The)	798	95,952

Popular, Inc. (Puerto Rico)	12,732	518,574

Prudential Financial, Inc.	21,800	2,325,624

Public Storage R	22	4,816

Quality Care Properties, Inc. †R	10,000	188,600

Raymond James Financial, Inc.	2,800	213,528

Regency Centers Corp. R	256	16,996

Reinsurance Group of America, Inc.	3,310	420,304

Resona Holdings, Inc. (Japan)	128,700	691,186

Retail Properties of America, Inc. Class A R	254	3,663

Sekisui Chemical Co., Ltd. (Japan)	19,000	319,312

Senior Housing Properties Trust R	7,900	159,975

Societe Generale SA (France)	16,954	860,014

Spirit Realty Capital, Inc. R	59,100	598,683

Starwood Property Trust, Inc. R	18,300	413,214

Sumitomo Mitsui Financial Group, Inc. (Japan)	28,893	1,049,782

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (38.3%)* cont.	Shares	Value

Financials cont.

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,500	$260,038

Sun Hung Kai Properties, Ltd. (Hong Kong)	18,000	264,505

SunTrust Banks, Inc.	23,098	1,277,319

Swiss Life Holding AG (Switzerland)	2,870	926,056

Swiss Re AG (Switzerland)	11,405	1,024,190

TCF Financial Corp.	17,084	290,770

Toronto-Dominion Bank (Canada)	1,599	80,091

Travelers Cos., Inc. (The)	6,020	725,651

Tryg A/S (Denmark)	860	15,600

Two Harbors Investment Corp. R	25,562	245,140

U.S. Bancorp	782	40,273

UBS Group AG (Switzerland)	6,503	104,071

Unum Group	14,500	679,905

Validus Holdings, Ltd.	5,500	310,145

VEREIT, Inc. R	72,300	613,827

Voya Financial, Inc.	13,904	527,796

Weingarten Realty Investors R	146	4,875

Wells Fargo & Co.	1,850	102,971

Western Alliance Bancorp †	203	9,965

Wharf Holdings, Ltd. (The) (Hong Kong)	32,000	274,645

Wheelock and Co., Ltd. (Hong Kong)	81,000	640,475

Woori Bank (South Korea)	17,979	209,002

WP Carey, Inc. R	2,600	161,772

		76,704,597

Health care (4.8%)

Actelion, Ltd. (Switzerland)	558	157,487

Alfresa Holdings Corp. (Japan)	5,700	98,763

AmerisourceBergen Corp. S	22,592	1,999,392

Astellas Pharma, Inc. (Japan)	32,200	424,012

AstraZeneca PLC (United Kingdom)	6,893	424,255

Baxter International, Inc.	27,100	1,405,406

Bayer AG (Germany)	10,170	1,172,273

Bruker Corp.	6,600	153,978

C.R. Bard, Inc.	4,998	1,242,203

Celgene Corp. †	39,300	4,890,099

Charles River Laboratories International, Inc. †	4,876	438,596

DaVita Inc. †	513	34,869

Eli Lilly & Co.	34,800	2,927,028

Fresenius SE & Co. KGaA (Germany)	1,986	159,599

Gilead Sciences, Inc.	85,900	5,834,328

GlaxoSmithKline PLC (United Kingdom)	72,910	1,515,936

Hologic, Inc. †	6,300	268,065

Intuitive Surgical, Inc. †	71	54,419

Johnson & Johnson	70,821	8,820,756

McKesson Corp.	19,625	2,909,603

Medipal Holdings Corp. (Japan)	16,000	250,930

Merck & Co., Inc.	54,554	3,466,361

Merck KGaA (Germany)	494	56,284

Mitsubishi Tanabe Pharma Corp. (Japan)	23,200	483,047

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.3%)* cont.	Shares	Value

Health care cont.

Novartis AG (Switzerland)	9,455	$701,821

Pfizer, Inc.	3,646	124,730

Premier, Inc. Class A †	6,100	194,163

Roche Holding AG (Switzerland)	4,968	1,268,721

Sanofi (France)	16,366	1,477,401

Smith & Nephew PLC (United Kingdom)	256	3,900

Sonic Healthcare, Ltd. (Australia)	30,126	509,120

Sumitomo Dainippon Pharma Co., Ltd. (Japan)	2,800	46,227

Taro Pharmaceutical Industries, Ltd. (Israel) † S	723	84,316

Teva Pharmaceutical Industries, Ltd. (acquired 8/1/16, cost $21,608)
(Israel) ΔΔ	401	13,184

Thermo Fisher Scientific, Inc.	599	92,006

UnitedHealth Group, Inc.	38,181	6,262,066

VWR Corp. †	143	4,033

Waters Corp. †	39	6,096

WellCare Health Plans, Inc. †	5,600	785,176

		50,760,649

Technology (6.8%)

Adobe Systems, Inc. †	5,900	767,767

Agilent Technologies, Inc.	22,892	1,210,300

Alphabet, Inc. Class A †	13,948	11,825,114

Amadeus IT Holding SA Class A (Spain)	19,107	969,432

Amdocs, Ltd.	18,060	1,101,479

Apple, Inc.	90,495	13,000,512

Applied Materials, Inc.	106,824	4,155,454

AtoS SE (France)	8,168	1,010,344

Check Point Software Technologies, Ltd. (Israel) †	156	16,015

Cisco Systems, Inc.	3,802	128,508

Citrix Systems, Inc. †	17,800	1,484,342

CommerceHub, Inc. Ser. C †	335	5,203

Computer Sciences Corp.	20,600	1,421,606

Dell Technologies, Inc. Class V †	12,100	775,368

DST Systems, Inc.	1,900	232,750

Dun & Bradstreet Corp. (The)	6,000	647,640

eBay, Inc. †	43,419	1,457,576

F5 Networks, Inc. †	7,200	1,026,504

Facebook, Inc. Class A †	17,600	2,500,080

Fiserv, Inc. †	482	55,579

Fitbit, Inc. Class A †	1,459	8,637

FLIR Systems, Inc.	9,600	348,288

Fortinet, Inc. †	26,200	1,004,770

Fujitsu, Ltd. (Japan)	5,000	30,580

Genpact, Ltd.	377	9,335

Hoya Corp. (Japan)	5,400	259,790

HP, Inc.	140,600	2,513,928

Intuit, Inc.	15,870	1,840,761

Maxim Integrated Products, Inc.	23,900	1,074,544

Microsoft Corp.	180,748	11,904,063

Mixi, Inc. (Japan)	3,500	168,508

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (38.3%)* cont.	Shares	Value

Technology cont.

Motorola Solutions, Inc.	218	$18,796

MSCI, Inc.	83	8,067

NCR Corp. †	11,900	543,592

NEC Corp. (Japan)	19,000	45,738

Open Text Corp. (Canada)	864	29,366

Otsuka Corp. (Japan)	3,800	206,162

Paychex, Inc.	1,259	74,155

Samsung Electronics Co., Ltd. (South Korea)	387	712,886

SoftBank Corp. (Japan)	2,100	148,300

Synopsys, Inc. †	10,254	739,621

Teradyne, Inc.	21,200	659,320

Texas Instruments, Inc.	50,572	4,074,080

Tokyo Electron, Ltd. (Japan)	200	21,836

VMware, Inc. Class A †	11,400	1,050,396

Xerox Corp.	26,400	193,776

		71,480,868

Transportation (1.2%)

Aena SA (Spain)	544	86,064

ANA Holdings, Inc. (Japan)	110,000	335,741

Central Japan Railway Co. (Japan)	5,500	896,165

Delta Air Lines, Inc.	52,000	2,389,920

Deutsche Lufthansa AG (Germany)	3,847	62,380

Deutsche Post AG (Germany)	29,329	1,004,507

easyJet PLC (United Kingdom)	3,493	44,902

International Consolidated Airlines Group SA (Spain)	21,747	143,838

Japan Airlines Co., Ltd. (Japan)	2,700	85,513

Landstar System, Inc.	3,300	282,645

Norfolk Southern Corp.	15,500	1,735,535

Qantas Airways, Ltd. (Australia)	134,566	399,925

Royal Mail PLC (United Kingdom)	98,376	523,835

Southwest Airlines Co.	481	25,859

Transurban Group (Units) (Australia)	5,454	48,627

Union Pacific Corp.	37,000	3,919,040

United Parcel Service, Inc. Class B	892	95,712

Yangzijiang Shipbuilding Holdings, Ltd. (China)	597,300	482,503

		12,562,711

Utilities and power (1.5%)

American Electric Power Co., Inc.	24,624	1,653,009

American Water Works Co., Inc.	224	17,420

AusNet Services (Units) (Australia)	22,333	28,750

CenterPoint Energy, Inc.	27,700	763,689

Centrica PLC (United Kingdom)	325,184	884,108

Chubu Electric Power Co., Inc. (Japan)	20,200	270,531

E.ON SE (Germany)	56,878	452,108

Edison International	2,000	159,220

Endesa SA (Spain)	21,758	511,348

Enel SpA (Italy)	231,305	1,089,182

Entergy Corp.	36,500	2,772,540

Eversource Energy	225	13,226

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.3%)* cont.	Shares	Value

Utilities and power cont.

Exelon Corp.	37,000	$1,331,260

FirstEnergy Corp.	45,600	1,450,992

Gas Natural SDG SA (Spain)	2,902	63,589

Great Plains Energy, Inc.	378	11,045

HK Electric Investments & HK Electric Investments, Ltd. (units)
(Hong Kong)	20,500	18,887

Iberdrola SA (Spain)	19,740	141,198

NiSource, Inc.	35,178	836,885

PG&E Corp.	840	55,742

PPL Corp.	10,400	388,856

RWE AG (Germany) †	13,561	224,743

Southern Co. (The)	866	43,109

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights) F	2,297	2,986

Tohoku Electric Power Co., Inc. (Japan)	18,900	256,006

Tokyo Electric Power Company Holdings, Inc. (Japan) †	15,100	59,136

Tokyo Gas Co., Ltd. (Japan)	31,000	141,064

UGI Corp.	35,750	1,766,050

Vectren Corp.	3,900	228,579

Westar Energy, Inc.	205	11,125

		15,646,383

Total common stocks (cost $357,819,261)		$404,263,401

	Principal
CORPORATE BONDS AND NOTES (24.5%)*	amount	Value

Basic materials (1.3%)

A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$60,000	$62,250

Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	120,000	130,182

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	120,000	131,400

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	15,000	14,775

ArcelorMittal SA sr. unsec. unsub. bonds 10.60%, 6/1/19 (France)	89,000	105,465

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	35,000	38,806

Archer-Daniels-Midland Co. sr. unsec. notes 5.45%, 3/15/18	413,000	428,372

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	100,000	106,500

Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	110,000	131,725

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	130,000	132,275

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	170,000	172,550

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	189,000	219,713

Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	80,000	81,200

BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	115,000	115,935

BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	145,000	145,000

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	620,000	655,650

Dynamic Asset Allocation Conservative Fund 29

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Basic materials cont.

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	$200,000	$210,300

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	115,000	123,798

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	75,000	79,500

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	145,000	141,919

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	31,425

Cytec Industries, Inc. sr. unsec. unsub. notes 3.50%, 4/1/23	140,000	140,087

Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	765,000	777,557

E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	315,000	326,872

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	230,000	234,993

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	99,000	101,970

Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	120,000	122,592

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	10,000	9,275

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. notes
6.75%, 2/1/22 (Indonesia)	50,000	51,250

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 2/15/23 (Indonesia)	90,000	92,925

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	185,000	209,975

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	755,000	784,098

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	511,000	508,532

Grinding Media, Inc./MC Grinding Media Canada, Inc. 144A sr. sub.
notes 7.375%, 12/15/23	30,000	31,500

HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	55,000	59,675

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	5,000	5,225

Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	79,000	82,358

INVISTA Finance, LLC 144A company guaranty sr. notes
4.25%, 10/15/19	130,000	133,575

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	85,000	95,625

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	100,000	114,750

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	60,000	60,825

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	85,000	85,425

Lubrizol Corp. (The) sr. unsec. notes 8.875%, 2/1/19	245,000	275,796

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	55,000	58,867

Mercer International, Inc. 144A sr. unsec. notes 6.50%,
2/1/24 (Canada)	25,000	25,063

30 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Basic materials cont.

Methanex Corp. sr. unsec. unsub. notes 5.65%, 12/1/44 (Canada)	$300,000	$286,878

Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	33,000	33,221

Monsanto Company sr. unsec. sub. notes 5.50%, 8/15/25	640,000	721,522

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7.00%, 4/15/20 (Canada)	30,000	30,000

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	55,000	55,206

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	135,000	142,425

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	125,000	127,656

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	75,000	78,000

Olin Corp. sr. unsec. bonds 5.125%, 9/15/27	55,000	55,930

Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	225,000	240,578

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	10,000	11,150

Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21	15,000	16,688

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	25,000	26,563

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 9.00%, 5/1/19 (Australia)	110,000	125,490

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	50,000	54,375

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.50%, 12/1/20	37,000	41,440

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.25%, 4/1/23	40,000	41,850

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	20,000	20,775

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4.875%, 12/1/22	20,000	20,837

Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	15,000	15,900

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	90,000	105,525

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	147,000	153,064

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	60,000	62,700

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	4,000	4,150

Steel Dynamics, Inc. 144A sr. unsec. bonds 5.00%, 12/15/26	35,000	35,438

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	45,000	46,472

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	40,000	38,850

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	15,000	17,306

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	140,000	141,225

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20	45,000	45,169

Dynamic Asset Allocation Conservative Fund 31

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Basic materials cont.

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22	$55,000	$56,925

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	100,000	103,500

U.S. Concrete, Inc. 144A company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	50,000	51,750

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	230,000	238,625

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	85,000	88,400

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	77,000	74,690

Westlake Chemical Corp. 144A company guaranty sr. unsec.
unsub. bonds 3.60%, 8/15/26	1,070,000	1,047,901

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	575,000	778,306

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	175,000	236,837

WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45%, 3/1/19	135,000	140,916

Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	260,000	341,880

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	145,000	152,794

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	80,000	89,400

		13,845,857

Capital goods (0.8%)

Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	195,000	196,950

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	72,000	79,200

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	75,000	75,375

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	200,000	213,750

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	40,000	41,600

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	80,000	81,600

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	25,000	24,938

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	25,000	26,438

Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	24,000	24,930

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	85,000	87,125

Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	190,000	204,577

Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	155,000	170,113

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	140,000	153,300

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	525,000	537,710

32 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Capital goods cont.

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	$35,000	$40,163

Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	570,715

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	155,000	157,906

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	260,000	246,791

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	160,000	157,599

Honeywell International, Inc. sr. unsec. unsub. notes
5.375%, 3/1/41	255,000	309,270

Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	150,000	161,396

Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	412,773

Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	575,000	583,603

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	345,000	355,781

L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	150,000	152,087

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	326,000	421,921

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	205,000	202,438

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	178,000	186,600

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	190,000	194,417

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	110,000	112,750

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	165,000	170,363

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	50,000	51,938

Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	195,000	220,990

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN 4.523%, 7/15/21	345,000	352,980

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	95,000	101,709

Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	740,000	739,014

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	284,000	291,631

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	40,000	39,175

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	125,000	132,604

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	65,000	65,038

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	58,000	58,798

TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	40,000	40,350

Dynamic Asset Allocation Conservative Fund 33

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Capital goods cont.

Welbilt, Inc. sr. unsec. notes 9.50%, 2/15/24	$185,000	$213,213

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	175,000	182,219

		8,843,838

Communication services (1.9%)

American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,115,000	1,043,643

American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	735,000	743,667

AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	360,000	384,423

AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	529,060

AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	568,000	548,646

AT&T, Inc. sr. unsec. unsub. notes 1.70%, 6/1/17	525,000	525,147

Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	30,000	33,225

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	53,000	54,723

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	50,000	51,750

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	130,000	137,150

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	20,000	21,000

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	65,000	66,950

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	50,000	52,125

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	13,000	13,629

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	113,000	114,554

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	95,000	96,425

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	1,118,000	1,287,194

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	337,000	356,097

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. 144A company guaranty
sr. bonds 5.375%, 5/1/47 ##	296,000	297,350

Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	495,000	453,556

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95%, 8/15/37	539,000	723,119

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	82,000	104,748

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45%, 3/15/37	300,000	382,093

Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	835,000	845,615

Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	250,000	245,973

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	45,000	47,138

34 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Communication services cont.

Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	$190,000	$207,335

Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	54,000	58,096

Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	455,000	447,502

Crown Castle Towers, LLC 144A company guaranty sr. notes
6.113%, 1/15/20	410,000	443,777

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	115,000	122,403

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	202,000	201,243

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	146,000	158,045

CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	305,000	353,800

Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	237,597

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	75,000	78,769

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	55,000	53,488

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	135,000	136,688

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20	25,000	26,375

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	14,000	11,970

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	37,000	33,254

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	4,000	4,240

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	59,000	35,400

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)	184,000	111,205

Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	135,000	180,943

NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	970,000	1,041,775

Orange SA sr. unsec. unsub. notes 4.125%, 9/14/21 (France)	201,000	211,962

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	19,000	19,808

Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	410,000	410,200

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	92,000	97,175

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	27,000	29,025

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	104,000	113,230

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	195,000	215,963

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	214,000	231,013

Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	590,000	588,525

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	197,000	209,805

Dynamic Asset Allocation Conservative Fund 35

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Communication services cont.

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	$335,000	$360,963

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21	60,000	61,875

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	21,356

T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	60,000	61,950

T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	30,000	30,488

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23	2,000	2,140

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633%, 4/28/21	20,000	20,675

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	93,000	97,883

TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	476,867

Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	300,000	303,375

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	932,000	844,363

Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	775,000	733,376

Verizon Communications, Inc. 144A sr. unsec. unsub. notes
2.946%, 3/15/22	406,000	404,384

Videotron Ltd./Videotron Ltee. 144A sr. unsec. bonds 5.125%,
4/15/27 (Canada)	495,000	499,950

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	129,000	134,483

Vodafone Group PLC sr. unsec. unsub. notes 1.25%, 9/26/17
(United Kingdom)	909,000	908,217

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	110,000	108,075

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	93,000	96,836

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	119,000	105,613

		20,502,480

Conglomerates (0.5%)

General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	231,000	243,705

General Electric Co. sr. unsec. bonds 4.50%, 3/11/44	1,890,000	2,033,260

Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	2,945,000	2,958,026

		5,234,991

Consumer cyclicals (3.3%)

21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	300,000	368,715

21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,048,000	1,449,078

Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	517,000	516,858

36 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Consumer cyclicals cont.

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	$23,000	$24,006

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	40,000	41,000

AMC Entertainment Holdings, Inc. 144A sr. unsec. sub. bonds
5.875%, 11/15/26	35,000	35,350

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	80,000	83,000

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	120,000	122,100

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	675,000	724,963

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	52,000	20,800

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	40,000	43,100

Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	30,000	32,100

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	88,000	90,970

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	125,000	129,400

Caesars Growth Properties Holdings, LLC/Caesars Growth
Properties Finance, Inc. company guaranty notes 9.375%, 5/1/22	155,000	166,625

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21	105,000	114,713

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	25,000	26,250

CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	434,000	403,564

CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	30,000	31,500

CCM Merger, Inc. 144A sr. unsec. notes 6.00%, 3/15/22	40,000	40,800

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5.25%, 3/15/21	40,000	41,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	40,000	40,800

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	17,000	17,179

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	59,000	59,443

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	190,000	197,600

Daimler Finance North America, LLC 144A company guaranty sr.
unsec. unsub. notes 2.375%, 8/1/18	972,000	978,998

Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	150,000	156,750

Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	60,000	62,400

Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	445,000	444,914

Dynamic Asset Allocation Conservative Fund 37

		Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.		amount	Value

Consumer cyclicals cont.

Eagle II Acquisition Co., LLC 144A sr. unsec. unsub. notes
6.00%, 4/1/25		$30,000	$30,900

Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26		1,390,000	1,321,217

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		70,000	75,075

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95%, 8/15/20		350,000	383,191

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26		595,000	636,038

Ford Motor Co. sr. unsec. unsub. bonds 7.70%, 5/15/97		95,000	113,710

Ford Motor Co. sr. unsec. unsub. notes 9.98%, 2/15/47		245,000	374,244

Ford Motor Co. sr. unsec. unsub. notes 7.45%, 7/16/31		575,000	725,258

Ford Motor Co. sr. unsec. unsub. notes 7.40%, 11/1/46		140,000	180,473

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 8.125%, 1/15/20		865,000	994,120

Ford Motor Credit Co., LLC sr. unsec. unsub. notes Ser. GMTN,
4.389%, 1/8/26		780,000	796,660

Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		60,000	61,125

General Motors Co. sr. unsec. notes 6.25%, 10/2/43		15,000	16,520

General Motors Co. sr. unsec. notes 5.20%, 4/1/45		485,000	475,403

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		695,000	684,938

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.25%, 5/15/18		80,000	81,099

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.00%, 9/25/17		163,000	163,956

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25		200,000	203,113

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25		95,000	95,476

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22		957,000	964,321

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 1/14/22		750,000	756,209

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		57,000	59,662

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		40,000	41,300

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		110,000	111,925

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	70,000	54,414

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)		$360,000	392,066

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		60,000	59,175

Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
144A sr. unsec. bonds 4.875%, 4/1/27		1,000,000	1,010,000

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15%, 2/1/23		105,000	134,712

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41		300,000	383,823

38 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Consumer cyclicals cont.

Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	$475,000	$478,876

Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R	147,000	163,274

Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	658,000	713,441

Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	100,000	99,000

Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	675,000	722,418

Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23	80,000	80,704

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19	54,000	46,197

IHS Markit Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	180,000	184,950

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21	47,000	48,476

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	200,000	214,438

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	180,000	186,300

Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	35,000	36,006

JC Penney Corp., Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19	25,000	27,000

JC Penney Corp., Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20	135,000	133,650

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	45,000	43,538

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22	27,000	27,899

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24	40,000	41,300

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	155,000	163,557

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	60,000	61,800

Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24	110,000	113,988

Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	50,000	50,000

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	130,000	132,664

Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	25,000	25,938

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	80,000	81,600

MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	50,000	55,000

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20	15,000	15,788

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	65,000	71,338

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	45,000	49,838

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	194,000	194,000

Dynamic Asset Allocation Conservative Fund 39

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Consumer cyclicals cont.

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	$40,000	$30,650

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	60,000	33,750

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	100,000	101,500

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	60,000	59,775

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	25,000	25,875

Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	75,000	76,688

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	90,000	93,422

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	310,000	308,914

Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	885,000	884,550

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	40,000	41,900

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	52,000	53,690

Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	75,000	74,438

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	53,000	54,855

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	55,000	53,900

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	45,000	45,113

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	570,000	573,560

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	105,000	117,863

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	205,000	212,175

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	120,000	120,719

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	256,000	265,280

Ritchie Bros Auctioneers, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 1/15/25 (Canada)	20,000	20,450

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	130,000	131,950

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	355,000	376,765

S&P Global, Inc. 144A company guaranty sr. unsec. bonds
2.95%, 1/22/27	550,000	518,877

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	55,000	56,238

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	320,000	341,200

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	15,000	14,213

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	110,000	117,425

40 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Consumer cyclicals cont.

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	$210,000	$212,625

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	58,000	62,205

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	140,000	139,650

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	175,000	173,250

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	35,000	37,013

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	3,000	3,154

Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	31,725

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	120,000	121,574

Standard Industries, Inc./NJ 144A sr. unsec. notes 5.00%, 2/15/27	810,000	793,800

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A sr. notes 6.375%, 6/1/21	48,000	48,360

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	20,000	20,600

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	38,000	39,283

Tempur Sealy International, Inc. company guaranty sr. unsec.
unsub. bonds 5.50%, 6/15/26	30,000	29,580

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	875,000	865,458

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	463,000	431,133

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	14,981

Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55%, 7/13/18	525,000	525,554

Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
2.00%, 10/24/18	486,000	488,402

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	50,000	52,125

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.50%, 3/1/21	14,000	14,613

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	125,000	122,969

Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	70,000	73,820

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6.50%, 8/15/37	198,000	265,416

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5.00%, 10/25/40	120,000	136,461

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4.875%, 7/8/40	655,000	736,745

Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	120,000	122,386

Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	50,000	52,773

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	80,000	80,800

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	70,000	65,800

Dynamic Asset Allocation Conservative Fund 41

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Consumer cyclicals cont.

Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	$300,000	$302,226

Wyndham Worldwide Corp. sr. unsec. unsub. notes 5.625%, 3/1/21	330,000	361,335

		33,338,628

Consumer staples (2.0%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	110,000	114,125

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	215,000	219,569

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	128,000	134,497

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85%, 8/9/22	1,045,000	1,047,120

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	2,257,000	2,439,194

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	1,648,000	1,666,458

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	780,000	785,866

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18	191,000	190,830

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	530,000	805,512

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	500,000	494,165

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	200,000	210,000

BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24	190,000	194,513

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8.50%, 6/15/19	10,000	11,338

Cargill, Inc. 144A sr. unsec. notes 4.10%, 11/1/42	315,000	311,751

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	85,000	88,506

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	155,000	163,324

Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26	340,000	318,967

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
bonds 3.70%, 12/6/26	265,000	264,731

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	482,000	523,142

CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	525,000	528,414

CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	48,161	53,935

CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	246,077	253,884

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	50,000	52,250

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1.50%, 5/11/17 (United Kingdom)	770,000	770,031

Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	135,000	168,470

ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	385,000	368,107

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	300,000	379,167

42 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Consumer staples cont.

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	$363,000	$400,217

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.85%, 11/15/24	139,000	141,692

Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	80,000	64,600

High Ridge Brands Co. 144A company guaranty sr. unsec. notes
8.875%, 3/15/25	100,000	102,000

JBS USA Lux SA/JBS USA Finance, Inc. 144A sr. unsec. notes 8.25%,
2/1/20 (Brazil)	17,000	17,425

Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26	850,000	830,875

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	80,000	81,400

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	80,000	81,700

Kraft Heinz Co. (The) company guaranty sr. unsec. notes Ser. 144A,
6.875%, 1/26/39	375,000	467,811

Kraft Heinz Co. (The) company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40	350,000	419,601

Kroger Co. (The) company guaranty sr. unsec. unsub. notes
6.90%, 4/15/38	655,000	853,641

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	832,000	848,640

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	25,000	25,500

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	65,000	67,438

McDonald’s Corp. sr. unsec. unsub. notes 6.30%, 10/15/37	300,000	373,913

McDonald’s Corp. sr. unsec. unsub. notes 5.70%, 2/1/39	270,000	312,614

Molson Coors Brewing Co. 144A company guaranty sr. unsec.
unsub. notes 1.90%, 3/15/19	970,000	969,477

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,125,000	1,170,836

PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46	405,000	366,433

PepsiCo, Inc. sr. unsec. unsub. notes 1.25%, 8/13/17	521,000	521,048

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	30,000	30,225

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	32,000	32,560

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	45,000	44,888

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	67,000	66,916

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	120,000	118,950

Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	55,000	53,777

Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	400,000	410,377

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	65,000	70,606

		21,503,026

Dynamic Asset Allocation Conservative Fund 43

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Energy (2.5%)

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24	$200,000	$208,500

Anadarko Petroleum Corp. sr. unsec. notes 6.45%, 9/15/36	125,000	147,536

Anadarko Petroleum Corp. sr. unsec. unsub. bonds 6.95%, 6/15/19	185,000	203,443

Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55%, 3/15/26	110,000	122,061

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	25,000	25,563

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	77,000	78,011

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	43,000	44,165

Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	45,000	46,333

Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	192,000	192,985

Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	60,000	62,100

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	23,000	20,240

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	8,000	7,210

BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	445,000	435,477

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	325,000	327,405

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.846%, 5/5/17 (United Kingdom)	525,000	525,265

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	60,000	53,850

California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	65,000	53,544

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	200,000	162,500

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.70%,
5/15/17 (Canada)	1,045,000	1,049,819

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	959,000	1,095,658

Cenovus Energy, Inc. sr. unsec. bonds 4.45%, 9/15/42 (Canada)	40,000	35,422

Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
notes 5.875%, 3/31/25	230,000	239,775

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	20,000	18,200

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	160,000	167,600

Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	45,000	45,000

Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	820,000	817,301

Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17	517,000	516,139

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	194,000	200,790

Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	640,000	644,000

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	24,000	24,810

44 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Energy cont.

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	$525,000	$523,024

Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	80,000	68,800

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	50,000	46,500

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	155,000	156,550

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	65,000	63,253

DCP Midstream Operating LP company guaranty sr. unsec. notes
3.875%, 3/15/23	161,000	154,560

DCP Midstream Operating LP company guaranty sr. unsec. notes
2.70%, 4/1/19	180,000	178,200

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	80,000	65,600

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	114,000	120,270

Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	129,000	127,792

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7.875%, 9/30/31	105,000	135,615

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 5/31/25	160,000	164,000

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 11/1/24	45,000	45,266

Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	130,000	138,125

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	237,000	223,373

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	110,000	102,300

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	60,000	63,000

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	50,000	49,819

Halcon Resources Corp. 144A company guaranty notes
12.00%, 2/15/22	25,000	29,188

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	195,000	229,748

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	120,000	126,000

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7.875%, 9/15/31	40,000	51,267

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	180,000	186,750

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	45,000	44,888

Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	205,250

Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	125,000	138,348

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	60,000	53,700

Dynamic Asset Allocation Conservative Fund 45

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Energy cont.

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	$35,000	$31,281

MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	35,000	35,000

Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	515,000	555,244

MPLX LP sr. unsec. unsub. notes 4.125%, 3/1/27	320,000	318,613

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%, 8/15/24	110,000	116,600

Nabors Industries, Inc. company guaranty sr. unsec. unsub. notes
4.625%, 9/15/21	315,000	317,756

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	90,000	95,513

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	35,000	36,554

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05%, 3/1/41	285,000	202,706

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	25,000	25,375

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	70,000	71,750

Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	870,000	882,299

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. notes 5.25%, 8/15/25	45,000	45,450

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. sub. notes 5.375%, 1/15/25	35,000	35,438

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	206,073

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	1,129,000	1,114,888

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	513,000	579,434

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,744,000	1,789,780

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	108,000	113,400

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	270,000	94,527

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	270,000	241,407

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	150,000	146,283

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	900,000	953,283

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	150,000	151,350

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,005,000	963,293

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95%, 5/1/17	525,000	525,593

Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	5,000	4,738

Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.75%, 12/15/23 (Canada)	95,000	99,988

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	145,000	148,625

46 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Energy cont.

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	$30,000	$29,400

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	60,000	59,288

Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	130,776

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	795,000	831,043

Sabine Pass Liquefaction, LLC 144A sr. bonds 4.20%, 3/15/28	355,000	350,674

Sabine Pass Liquefaction, LLC 144A sr. notes 5.875%, 6/30/26	140,000	154,362

SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	75,000	73,688

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	35,000	36,488

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	62,000	64,790

Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	15,000	2

Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	54,000	5

Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	140,000	140,113

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	93,000	95,325

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	50,000	47,250

SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	60,000	60,488

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	25,000	25,438

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	135,000	136,013

Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	565,000	537,834

Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	170,000	193,046

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	65,000	67,275

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	30,000	30,900

Tesoro Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	35,000	36,575

Total Capital International SA company guaranty sr. unsec. unsub.
notes 1.55%, 6/28/17 (France)	517,000	517,009

Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	410,000	405,131

Triangle USA Petroleum Corp. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/22 (In default) †	25,000	7,250

Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	126,000	127,154

Weatherford International Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	25,000	27,188

Weatherford International Ltd. 144A company guaranty sr. unsec.
sub. notes 9.875%, 2/15/24	40,000	46,300

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	24,000	23,850

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	80,000	79,800

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	40,000	50,500

Dynamic Asset Allocation Conservative Fund 47

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Energy cont.

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.875%, 9/1/21	$15,000	$17,288

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	4,000	4,700

Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	385,000	395,546

Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	330,000	334,745

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	368,000	378,545

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	30,000	33,375

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	115,000	121,900

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	142,000	144,485

		26,779,668

Financials (8.3%)

ABN Amro Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	605,000	606,560

Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	85,000	87,547

Air Lease Corp. sr. unsec. unsub. notes 3.375%, 6/1/21	1,060,000	1,080,560

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	50,000	50,375

Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	45,000	47,222

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	130,000	154,375

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	24,000	26,940

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	460,000	470,925

Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	30,000	32,400

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	150,000	149,813

American Express Co. sr. unsec. bonds 8.125%, 5/20/19	515,000	579,765

American Express Co. sr. unsec. notes 7.00%, 3/19/18	396,000	415,832

American Express Co. sr. unsec. notes 6.15%, 8/28/17	694,000	706,534

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	231,000	300,300

ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,400,000	1,400,419

Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	219,853

AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	310,000	310,967

AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	255,000	277,471

Banco del Estado de Chile 144A sr. unsec. notes 2.00%,
11/9/17 (Chile)	390,000	390,002

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	303,000	320,801

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	25,000	27,281

Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,355,000	2,241,578

Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	827,000	829,114

48 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Financials cont.

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	$290,000	$287,383

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
1.70%, 8/25/17	340,000	340,527

Bank of America Corp. unsec. sub. FRN 1.891%, 9/15/26	100,000	90,811

Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,017,589

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969%, 6/20/17	445,000	445,585

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	780,000	782,257

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05%,
10/30/18 (Canada)	509,000	512,081

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	525,000	524,788

Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	554,000	694,708

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7.25%, 2/1/18	46,000	48,076

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	151,000	154,931

BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	235,000	244,097

BNP Paribas SA sr. unsec. notes Ser. MTN, 2.375%, 9/14/17 (France)	190,000	190,542

BPCE SA 144A unsec. sub. notes 5.70%, 10/22/23 (France)	265,000	281,043

BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	205,432

Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	150,865

Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	285,000	313,563

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	405,000	440,762

Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	130,000	130,518

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	132,000	140,088

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	43,000	44,726

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	228,000	237,247

CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	24,000	24,570

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	72,000	75,150

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	170,000	177,968

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	44,000	46,255

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%, perpetual maturity	416,000	433,164

Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	65,000	67,113

Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	885,000	890,731

Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	2,690,000	2,701,989

Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	340,000	371,709

Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	990,000	988,578

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	205,000	210,254

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	625,000	731,950

Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,135,000	1,135,768

Commonwealth Bank of Australia/New York, NY sr. unsec. bonds
Ser. GMTN, 1.625%, 3/12/18	325,000	325,173

Dynamic Asset Allocation Conservative Fund 49

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Financials cont.

Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	$30,000	$30,150

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	162,000	161,595

Credit Agricole SA 144A unsec. sub. notes 4.375%, 3/17/25 (France)	200,000	198,808

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	225,000	228,375

Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	870,000	866,216

DDR Corp. sr. unsec. unsub. notes 7.875%, 9/1/20 R	125,000	144,584

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	65,000	39,975

Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	207,000	220,031

EPR Properties company guaranty sr. unsec. sub. notes
5.25%, 7/15/23 R	280,000	293,720

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	90,000	90,731

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	190,000	192,375

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	93,000	92,070

Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	367,279

GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	1,529,000	1,614,554

Goldman Sachs Group, Inc. (The) sr. unsec. notes 7.50%, 2/15/19	1,105,000	1,213,497

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,035,000	2,044,925

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,870,000	1,870,290

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	615,000	620,588

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	319,000	320,749

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	160,000	176,918

HCP, Inc. sr. unsec. notes 4.25%, 11/15/23 R	335,000	346,184

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	225,000	222,832

Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	35,000	35,132

HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	291,492

HSBC Capital Funding LP 144A company guaranty jr. unsec. sub.
FRB 10.176%, perpetual maturity (Jersey)	125,000	191,000

HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	1,045,000	1,181,276

HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	155,000	157,917

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	10,000	10,000

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	77,000	80,273

Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	540,000	541,895

50 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Financials cont.

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	$30,000	$31,050

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	57,000	57,855

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.75%, 2/1/24	65,000	67,031

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.25%, 2/1/22	65,000	65,975

ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	1,365,000	1,512,255

Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	4,000	3,570

International Lease Finance Corp. sr. unsec. unsub. notes
6.25%, 5/15/19	20,000	21,500

International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	44,000	49,005

iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	40,000	40,600

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R	5,000	5,031

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	319,000	330,564

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.90%,
perpetual maturity	136,000	140,930

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN, 2.295%, 8/15/21	1,335,000	1,321,137

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.00%, 8/15/17	523,000	524,168

JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,570,956

JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	515,000	524,736

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	618,000	621,686

KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	250,000	249,164

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	525,000	590,359

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	390,000	448,500

Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697%, 10/15/97	135,000	174,062

Lloyds Banking Group PLC unsec. sub. bonds 5.30%, 12/1/45
(United Kingdom)	639,000	677,413

Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	425,000	436,135

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	110,000	119,625

LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	110,000	111,100

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	410,000	415,091

Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	830,000	924,575

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	473,550

MetLife, Inc. sr. unsec. unsub. notes 7.717%, 2/15/19	1,405,000	1,551,325

MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	210,000	227,511

MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	40,000	42,200

Dynamic Asset Allocation Conservative Fund 51

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Financials cont.

Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	$370,000	$390,488

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	425,000	436,362

Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	2,470,000	2,451,959

National Australia Bank, Ltd. 144A sr. unsec. FRN 1.796%,
12/9/19 (Australia)	1,200,000	1,208,318

National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	430,000	432,680

National Australia Bank, Ltd./New York sr. unsec. notes 2.30%,
7/25/18 (Australia)	525,000	528,904

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	125,000	126,563

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 5.875%, 3/15/22	14,000	14,411

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	290,000	262,450

OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	1,129,000	1,413,763

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	55,000	57,475

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	45,000	46,913

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	745,000	748,040

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	267,000	285,968

Progressive Corp. (The) jr. unsec. sub. FRN 6.70%, 6/15/37	275,000	271,563

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	107,000	109,140

Prudential Financial, Inc. jr. unsec. sub. FRN 8.875%, 6/15/38	320,000	344,400

Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	141,000	151,046

Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	157,000	160,925

Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	120,000	129,324

Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,145,000	1,145,049

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	525,000	528,656

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	440,000	465,531

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	202,181

Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	505,000	517,362

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	400,000	414,414

Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	430,000	429,556

Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	525,000	548,084

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	50,000	50,455

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	50,000	50,318

Simon Property Group LP sr. unsec. unsub. notes 3.375%, 3/15/22 R	155,000	159,166

52 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Financials cont.

Simon Property Group LP sr. unsec. unsub. notes 2.20%, 2/1/19 R	$555,000	$558,349

Simon Property Group LP 144A sr. unsec. unsub. notes
1.50%, 2/1/18 R	476,000	475,613

Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,865,000	3,872,139

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	205,000	223,963

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	40,000	40,350

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2.875%, 4/4/17 (Sweden)	272,000	272,011

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	435,000	429,561

TIERS Trust/United States 144A sr. bonds stepped-coupon zero %
(8.125%, 9/15/17), 3/15/46 ††	480,000	514,800

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	17,000	15,640

Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	59,000	57,776

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7.75%, 4/15/26	190,000	251,742

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	90,000	92,700

UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	589,000	605,737

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Jersey)	433,000	439,209

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Jersey)	1,760,000	1,762,130

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	240,000	247,200

VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	140,000	145,950

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902%, 7/9/20 (Russia)	100,000	109,625

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	1,887,000	1,978,950

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	938,000	1,018,903

Wachovia Corp. sr. unsec. notes 5.75%, 6/15/17	60,000	60,524

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	285,000	306,375

Wells Fargo & Co. sr. unsec. notes 2.10%, 5/8/17	517,000	517,374

Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.00%, 11/15/17	500,000	513,510

Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	80,000	85,511

Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	2,135,000	2,136,270

Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	790,000	770,591

WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	170,000	176,117

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB 6.50%, 5/9/37	426,000	426,000

		86,544,799

Dynamic Asset Allocation Conservative Fund 53

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Health care (1.1%)

AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	$525,000	$522,085

AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	590,000	594,023

Actavis Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	458,000	459,961

Actavis Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	228,000	232,806

Actavis Funding SCS company guaranty sr. unsec. notes 2.35%,
3/12/18 (Luxembourg)	385,000	386,679

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	65,000	61,588

Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	500,000	520,632

Amgen, Inc. sr. unsec. unsub. notes 2.125%, 5/15/17	525,000	525,585

AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	99,000	129,252

AstraZeneca PLC sr. unsec. unsub. notes 5.90%, 9/15/17
(United Kingdom)	525,000	535,219

Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	705,000	727,131

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	90,000	96,638

Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	30,000	30,169

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	65,000	66,788

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	255,000	219,300

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8.00%, 11/15/19	15,000	14,719

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	35,000	32,069

Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	350,000	372,161

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	60,000	11,700

Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)	20,000	14,300

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	134,000	141,454

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	40,000	34,400

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	240,000	210,000

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	45,000	46,350

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	200,000	210,500

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	160,000	174,800

HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	170,000	178,288

HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	90,000	92,138

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	14,000	16,048

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	60,000	62,550

Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	329,000	344,531

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	55,000	60,913

54 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Health care cont.

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	$40,000	$36,800

Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	453,000	452,878

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	50,000	51,844

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	680,000	666,400

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	205,000	211,009

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	73,000	67,890

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	54,000	55,755

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	284,000	295,459

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	105,000	99,399

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	40,000	40,900

Tenet Healthcare Corp. company guaranty sr. FRN 4.631%, 6/15/20	60,000	60,300

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	63,000	66,071

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	60,000	63,450

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	465,000	428,504

UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	235,000	244,057

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.625%, 11/15/41	345,000	366,480

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	540,000	525,099

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	533,770

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	55,000	42,350

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	118,000	91,598

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	4,000	3,220

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	25,000	19,250

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	135,000	120,825

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	115,000	118,019

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	40,000	41,150

		11,827,254

Technology (1.5%)

Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,442,775

Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	275,000	284,717

Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	1,970,000	1,990,472

Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	358,578

Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	433,145

Dynamic Asset Allocation Conservative Fund 55

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Technology cont.

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	$97,000	$76,630

Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	845,000	849,455

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	737,000	814,738

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	144,000	185,975

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	774,000	835,156

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	20,000	21,027

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17	525,000	524,766

Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	270,000	293,658

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	140,000	150,150

First Data Corp. 144A notes 5.75%, 1/15/24	80,000	82,520

First Data Corp. 144A sr. notes 5.375%, 8/15/23	60,000	62,475

IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	675,000	653,484

Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	125,000	131,713

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	220,000	224,950

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	150,000	154,140

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	22,000	22,873

Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	525,000	525,339

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	77,000	81,043

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	30,000	31,425

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	50,000	52,844

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22	85,000	88,825

Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	1,050,000	1,066,114

Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	750,000	709,628

Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	475,000	503,019

Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,385,000	1,349,583

Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	359,800

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	990,000	942,686

Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	200,000	198,992

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	70,000	70,613

Zebra Technologies Corp. sr. unsec. unsub. bonds 7.25%, 10/15/22	100,000	108,125

		15,681,433

Transportation (0.2%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	165,000	159,225

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.40%, 6/1/41	65,000	76,044

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	300,000	364,953

56 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Transportation cont.

CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	$370,000	$355,107

Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	65,171	71,852

FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	75,000	74,727

Penske Truck Leasing Co. Lp/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	210,000	201,872

United AirLines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	72,806	78,448

United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	237,585	240,851

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	193,000	195,895

		1,818,974

Utilities and power (1.1%)

AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	60,000	68,850

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	440,000	446,600

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	20,000	19,850

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	100,000	113,000

American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	55,000	59,533

Appalachian Power Co. sr. unsec. unsub. notes 4.60%, 3/30/21	245,000	262,345

Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	60,000	63,577

Beaver Valley II Funding Corp. sr. bonds 9.00%, 6/1/17	6,000	6,000

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26	50,000	55,370

Boardwalk Pipelines LP company guaranty sr. unsec. unsub. FRB
4.45%, 7/15/27	175,000	176,806

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	100,000	99,375

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	13,000	13,601

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	10,000	10,563

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	25,000	26,333

Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	256,160

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	402,000	437,048

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	205,000	207,964

Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	465,000	463,879

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	50,000	49,500

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	30,000	30,825

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	20,000	19,100

EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	200,000	213,388

El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	50,000	62,970

Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	245,000	263,838

Dynamic Asset Allocation Conservative Fund 57

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Utilities and power cont.

Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	$235,000	$231,011

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	640,000	653,328

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20	34,000	37,910

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	225,000	239,063

Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	120,000	128,387

Energy Transfer Partners LP sr. unsec. unsub. bonds
4.20%, 4/15/27	685,000	676,770

Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	140,000	151,325

Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	120,000	128,597

FirstEnergy Corp. sr. unsec. unsub. notes 4.25%, 3/15/23	196,000	202,537

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20	42,000	27,405

Great Plains Energy, Inc. sr. unsec. unsub. bonds 4.85%, 4/1/47	455,000	466,452

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.50%, 5/15/22	13,000	13,520

ITC Holdings Corp. 144A sr. unsec. notes 6.05%, 1/31/18	225,000	232,964

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	115,000	113,714

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	505,000	513,141

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	210,000	207,257

Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	17,000	21,205

MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	430,000	564,456

Nevada Power Co. mtge. notes 7.125%, 3/15/19	310,000	341,831

NiSource Finance Corp. company guaranty sr. unsec. notes
6.125%, 3/1/22	130,000	148,904

NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	75,000	77,063

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	25,000	25,688

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	115,000	114,713

NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	350,000	344,399

Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	130,892

Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	135,000	143,840

Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	531,335

Pacific Gas & Electric Co. sr. unsec. bonds 6.05%, 3/1/34	153,000	191,543

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	465,000	490,299

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,148

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	215,000	257,784

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A, 6.974%, 6/1/67	467,000	420,884

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	53,000	58,252

58 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value

Utilities and power cont.

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	$24,000	$24,627

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	60,000	60,150

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	54,000	405

Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	337,000	351,631

Union Electric Co. sr. notes 6.40%, 6/15/17	265,000	267,454

		12,032,359

Total corporate bonds and notes (cost $252,285,090)		$257,953,307

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (22.2%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (5.7%)

Government National Mortgage Association Pass-Through Certificates

4.00%, with due dates from 3/15/46 to 3/20/46	$979,621	$1,063,004

3.50%, with due dates from 7/20/45 to 11/20/46	45,617,007	47,365,028

3.50%, TBA, 4/1/47	11,000,000	11,406,484

		59,834,516

U.S. Government Agency Mortgage Obligations (16.5%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates

4.00%, with due dates from 9/1/45 to 11/1/45	22,789,345	23,918,185

Federal National Mortgage Association Pass-Through Certificates

7.00%, 3/1/18	11,009	11,213

6.00%, TBA, 4/1/47	21,000,000	23,743,407

4.50%, TBA, 4/1/47	1,000,000	1,072,422

4.00%, 12/1/44	8,607,218	9,042,286

4.00%, TBA, 4/1/47	1,000,000	1,048,984

3.50%, 07/01/38 [i]	122,259	128,679

3.50%, with due dates from 9/1/45 to 1/1/47	54,415,983	55,710,438

3.50%, TBA, 5/1/47	4,000,000	4,083,594

3.50%, TBA, 4/1/47	4,000,000	4,091,875

3.00%, with due dates from 12/1/31 to 6/1/46	31,844,602	32,386,723

3.00%, TBA, 4/1/47	14,000,000	13,881,875

3.00%, TBA, 4/1/32	4,000,000	4,101,562

2.50%, TBA, 4/1/47	1,000,000	953,438

		174,174,681

Total U.S. government and agency mortgage obligations (cost $233,940,618)		$234,009,197

	Principal
MORTGAGE-BACKED SECURITIES (4.5%)*	amount	Value

Agency collateralized mortgage obligations (0.5%)

Federal Home Loan Mortgage Corporation

IFB Ser. 3408, Class EK, 22.122%, 4/15/37	$101,173	$154,636

IFB Ser. 2979, Class AS, 20.929%, 3/15/34	330	331

IFB Ser. 3249, Class PS, 19.265%, 12/15/36	132,400	184,501

IFB Ser. 3065, Class DC, 17.123%, 3/15/35	186,789	268,554

IFB Ser. 2990, Class LB, 14.614%, 6/15/34	138,179	165,546

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
3.582%, 12/25/27	532,837	545,827

Dynamic Asset Allocation Conservative Fund 59

	Principal
MORTGAGE-BACKED SECURITIES (4.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
3.182%, 3/25/25	$246,591	$250,073

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M1,
2.182%, 11/25/28	174,517	175,079

Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M1,
2.082%, 12/25/28	178,602	179,194

Ser. 3391, PO, zero %, 4/15/37	8,629	7,302

Ser. 3300, PO, zero %, 2/15/37	51,237	44,088

Ser. 3206, Class EO, PO, zero %, 8/15/36	5,241	4,593

Ser. 3326, Class WF, zero %, 10/15/35	3,560	2,680

Federal National Mortgage Association

IFB Ser. 06-62, Class PS, 34.01%, 7/25/36	33,306	60,263

IFB Ser. 06-8, Class HP, 20.967%, 3/25/36	121,260	190,852

IFB Ser. 05-75, Class GS, 17.305%, 8/25/35	55,124	71,454

IFB Ser. 05-106, Class JC, 17.08%, 12/25/35	52,056	75,542

IFB Ser. 05-83, Class QP, 14.842%, 11/25/34	24,734	30,517

Ser. 13-1, Class MI, IO, 3.00%, 1/25/43	1,253,494	117,879

Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
2.332%, 1/25/29	214,821	215,980

Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M1,
2.182%, 7/25/24	59,883	59,990

Ser. 07-64, Class LO, PO, zero %, 7/25/37	25,096	22,966

Ser. 07-14, Class KO, PO, zero %, 3/25/37	26,838	22,292

Ser. 06-125, Class OX, PO, zero %, 1/25/37	2,293	1,921

Ser. 06-84, Class OT, PO, zero %, 9/25/36	3,196	2,674

Government National Mortgage Association

IFB Ser. 13-99, Class AS, IO, 5.072%, 6/20/43	1,470,844	300,388

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	392,032	83,328

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	82,755	16,573

Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	4,121,204	689,065

Ser. 13-14, IO, 3.50%, 12/20/42	1,051,457	151,147

Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,682,577	208,555

Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	1,872,530	198,649

Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	1,380,124	177,843

Ser. 15-H25, Class BI, IO, 2.205%, 10/20/65	3,558,820	387,200

Ser. 16-H16, Class EI, IO, 2.175%, 6/20/66	3,508,833	446,324

Ser. 15-H26, Class EI, IO, 1.709%, 10/20/65	2,099,482	196,092

Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,880	2,415

		5,712,313

Commercial mortgage-backed securities (3.0%)

Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.339%, 2/10/51	9,930,728	12,539

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A

FRB Ser. 04-5, Class XC, IO, 0.423%, 11/10/41	254,464	2,675

FRB Ser. 04-4, Class XC, IO, 0.018%, 7/10/42	108,788	23

FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42	1,812,013	181

Bear Stearns Commercial Mortgage Securities Trust

Ser. 05-T18, Class D, 5.134%, 2/13/42	2,734	2,753

FRB Ser. 04-PR3I, Class X1, IO, 0.201%, 2/11/41	90,422	443

60 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.5%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.693%, 3/11/39	$201,061	$192,136

FRB Ser. 06-PW11, Class C, 5.693%, 3/11/39	191,000	96,426

FRB Ser. 06-PW14, Class X1, IO, 0.556%, 12/11/38	872,466	9,911

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E,
5.755%, 12/15/47	411,000	408,916

Citigroup Commercial Mortgage Trust

FRB Ser. 13-GC17, Class C, 5.104%, 11/10/46	408,000	428,731

Ser. 14-GC21, Class AS, 4.026%, 5/10/47	280,000	290,634

FRB Ser. 14-GC19, Class XA, IO, 1.23%, 3/10/47	3,771,382	219,909

Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.431%, 10/15/49	9,190,138	22,056

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.88%, 5/15/46	574,000	579,130

COMM Mortgage Pass-Through Certificates

FRB Ser. 12-CR3, Class XA, IO, 2.072%, 10/15/45	2,486,376	183,026

FRB Ser. 14-CR14, Class XA, IO, 0.83%, 2/10/47	17,177,916	601,227

COMM Mortgage Trust

FRB Ser. 14-CR18, Class C, 4.737%, 7/15/47	567,000	585,314

Ser. 13-CR11, Class AM, 4.715%, 8/10/50	233,000	252,120

FRB Ser. 14-UBS6, Class C, 4.464%, 12/10/47	935,000	886,540

Ser. 13-CR13, Class AM, 4.449%, 12/10/23	275,000	294,498

FRB Ser. 12-CR1, Class XA, IO, 1.91%, 5/15/45	3,550,615	275,139

FRB Ser. 14-LC15, Class XA, IO, 1.355%, 4/10/47	14,400,860	828,539

FRB Ser. 13-LC13, Class XA, IO, 1.346%, 8/10/46	4,006,300	184,490

FRB Ser. 14-CR18, Class XA, IO, 1.246%, 7/15/47	2,876,802	159,605

FRB Ser. 14-CR17, Class XA, IO, 1.155%, 5/10/47	4,922,408	260,888

FRB Ser. 14-UBS6, Class XA, IO, 1.047%, 12/10/47	4,935,172	263,538

COMM Mortgage Trust 144A

FRB Ser. 12-CR2, Class E, 4.855%, 8/15/45	250,000	232,488

Ser. 13-LC13, Class AM, 4.557%, 8/10/46	580,000	624,196

FRB Ser. 13-CR9, Class D, 4.256%, 7/10/45	337,000	296,021

Ser. 13-LC13, Class E, 3.719%, 8/10/46	274,000	188,375

FRB Ser. 06-C8, Class XS, IO, 0.659%, 12/10/46	4,811,217	48

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.002%, 5/15/38	211,028	1

CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.30%, 4/15/50	314,000	316,674

CSMC Trust FRB Ser. 16-NXSR, Class C, 4.365%, 12/15/49	851,000	849,170

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636%, 12/18/49	8,569	8,569

DBUBS Mortgage Trust 144A

FRB Ser. 11-LC2A, Class D, 5.727%, 7/10/44	110,000	114,552

FRB Ser. 11-LC3A, Class D, 5.346%, 8/10/44	1,142,000	1,177,288

GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3, Class E,
5.087%, 8/10/42	119,001	119,414

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.072%, 7/10/45	1,857,265	19

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.44%, 5/10/43	1,353,673	2,526

Dynamic Asset Allocation Conservative Fund 61

	Principal
MORTGAGE-BACKED SECURITIES (4.5%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.59%, 2/10/46	$5,383,615	$370,447

GS Mortgage Securities Trust FRB Ser. 13-GC12, Class C,
4.179%, 6/10/46	904,000	878,326

GS Mortgage Securities Trust 144A

FRB Ser. 12-GC6, Class D, 5.653%, 1/10/45	503,000	490,626

FRB Ser. 11-GC3, Class D, 5.633%, 3/10/44	568,000	576,340

FRB Ser. 12-GC6, Class E, 5.00%, 1/10/45	478,000	381,826

FRB Ser. 13-GC12, Class D, 4.464%, 6/10/46	586,000	514,684

FRB Ser. 06-GG6, Class XC, IO, zero %, 4/10/38	89,421	1

JP Morgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class C, 4.629%, 10/15/45	414,000	423,989

JPMBB Commercial Mortgage Securities Trust

FRB Ser. 14-C19, Class C, 4.667%, 4/15/47	337,000	341,214

FRB Ser. 13-C14, Class C, 4.564%, 8/15/46	873,000	893,887

FRB Ser. 14-C26, Class C, 4.426%, 1/15/48	288,000	279,723

FRB Ser. 14-C19, Class XA, IO, 1.186%, 4/15/47	7,252,460	248,759

FRB Ser. 14-C25, Class XA, IO, 0.994%, 11/15/47	4,226,992	219,804

JPMorgan Chase Commercial Mortgage Securities Corp. 144A

FRB Ser. 12-LC9, Class D, 4.413%, 12/15/47	119,000	119,345

FRB Ser. 12-LC9, Class E, 4.413%, 12/15/47	585,000	535,802

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.178%, 2/12/51	43,500	44,548

FRB Ser. 06-LDP7, Class B, 5.939%, 4/17/45	251,000	45,657

FRB Ser. 05-LDP5, Class F, 5.699%, 12/15/44	784,566	780,813

Ser. 06-LDP8, Class B, 5.52%, 5/15/45	90,740	91,799

FRB Ser. 13-LC11, Class XA, IO, 1.427%, 4/15/46	3,788,668	216,181

FRB Ser. 06-LDP8, Class X, IO, 0.423%, 5/15/45	1,143,530	11

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class B, 6.278%, 2/12/51	267,000	250,793

FRB Ser. 07-CB20, Class C, 6.278%, 2/12/51	192,000	168,960

FRB Ser. 12-C6, Class E, 5.153%, 5/15/45	553,000	517,719

FRB Ser. 05-CB12, Class X1, IO, 0.389%, 9/12/37	673,520	1,773

FRB Ser. 06-LDP6, Class X1, IO, 0.022%, 4/15/43	420,688	4

LB Commercial Mortgage Trust 144A

Ser. 99-C1, Class G, 6.41%, 6/15/31	26,118	26,786

Ser. 98-C4, Class H, 5.60%, 10/15/35	3,199	3,197

LB-UBS Commercial Mortgage Trust Ser. 06-C1, Class AJ,
5.276%, 2/15/41	337,646	337,713

LB-UBS Commercial Mortgage Trust 144A

FRB Ser. 05-C7, Class XCL, IO, 0.341%, 11/15/40	980,035	6,664

FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40	311,302	17

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.229%, 4/20/48	508,000	440,517

Merrill Lynch Mortgage Trust 144A

FRB Ser. 04-KEY2, Class XC, IO, 0.356%, 8/12/39	518,098	2,236

FRB Ser. 05-MCP1, Class XC, IO, 0.005%, 6/12/43	413,461	1

62 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.5%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Mezz Cap Commercial Mortgage Trust 144A

FRB Ser. 05-C3, Class X, IO, 5.911%, 5/15/44	$19,199	$209

FRB Ser. 07-C5, Class X, IO, 4.546%, 12/15/49	472,215	2,833

FRB Ser. 06-C4, Class X, IO, 2.984%, 7/15/45	192,924	2,701

Morgan Stanley Bank of America Merrill Lynch Trust

Ser. 12-C6, Class AS, 3.476%, 11/15/45	645,000	661,319

FRB Ser. 14-C17, Class XA, IO, 1.25%, 8/15/47	4,607,562	249,960

Morgan Stanley Capital I Trust

FRB Ser. 07-T27, Class AJ, 5.791%, 6/11/42	153,000	158,233

Ser. 07-HQ11, Class C, 5.558%, 2/12/44	225,000	99,286

Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	219,941	217,895

Morgan Stanley Capital I Trust 144A

FRB Ser. 08-T29, Class B, 6.301%, 1/11/43	422,000	426,220

FRB Ser. 11-C3, Class D, 5.156%, 7/15/49	622,000	638,607

FRB Ser. 11-C3, Class E, 5.156%, 7/15/49	113,000	111,349

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	363,809	27,286

UBS-Barclays Commercial Mortgage Trust 144A

FRB Ser. 12-C2, Class D, 4.885%, 5/10/63	319,000	313,768

FRB Ser. 12-C4, Class XA, IO, 1.748%, 12/10/45	1,988,311	139,872

FRB Ser. 12-C2, Class XA, IO, 1.622%, 5/10/63	13,852,134	770,772

Wachovia Bank Commercial Mortgage Trust FRB Ser. 05-C21,
Class D, 5.294%, 10/15/44	371,000	368,328

Wachovia Bank Commercial Mortgage Trust 144A

FRB Ser. 06-C26, Class XC, IO, 0.056%, 6/15/45	2,498,644	500

FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42	237,592	24

Wells Fargo Commercial Mortgage Trust

FRB Ser. 13-LC12, Class AS, 4.296%, 7/15/46	218,000	230,991

FRB Ser. 13-LC12, Class C, 4.296%, 7/15/46	409,000	416,280

Ser. 12-LC5, Class AS, 3.539%, 10/15/45	215,000	221,558

FRB Ser. 14-LC16, Class XA, IO, 1.396%, 8/15/50	3,784,446	228,202

Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.296%, 7/15/46	507,000	460,284

WF-RBS Commercial Mortgage Trust

Ser. 14-C19, Class C, 4.646%, 3/15/47	200,000	203,360

Ser. 13-C18, Class AS, 4.387%, 12/15/46	258,000	274,775

Ser. 13-UBS1, Class AS, 4.306%, 3/15/46	195,000	206,649

Ser. 12-C8, Class AS, 3.66%, 8/15/45	229,000	238,599

Ser. 13-C12, Class AS, 3.56%, 3/15/48	275,000	281,875

Ser. 13-C11, Class AS, 3.311%, 3/15/45	228,000	230,494

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C5, Class C, 5.673%, 11/15/44	241,000	264,159

FRB Ser. 11-C5, Class E, 5.673%, 11/15/44	911,000	922,205

FRB Ser. 11-C3, Class D, 5.641%, 3/15/44	682,000	695,708

FRB Ser. 11-C2, Class D, 5.603%, 2/15/44	669,000	692,081

Ser. 11-C4, Class E, 5.265%, 6/15/44	482,000	482,386

FRB Ser. 12-C9, Class D, 4.80%, 11/15/45	291,000	271,125

FRB Ser. 13-C15, Class D, 4.48%, 8/15/46	153,000	135,013

Dynamic Asset Allocation Conservative Fund 63

	Principal
MORTGAGE-BACKED SECURITIES (4.5%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

WF-RBS Commercial Mortgage Trust 144A

Ser. 14-C19, Class D, 4.234%, 3/15/47	$86,000	$72,076

FRB Ser. 12-C10, Class XA, IO, 1.677%, 12/15/45	2,372,635	159,512

FRB Ser. 13-C12, Class XA, IO, 1.376%, 3/15/48	866,827	46,246

FRB Ser. 12-C9, Class XB, IO, 0.705%, 11/15/45	6,676,000	233,653

		31,337,283

Residential mortgage-backed securities (non-agency) (1.0%)

BCAP, LLC Trust 144A FRB Ser. 14-RR1, Class 2A2, 2.854%, 1/26/36	350,000	304,241

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.14%, 5/25/35	795,294	811,200

Countrywide Alternative Loan Trust

FRB Ser. 06-OA10, Class 1A1, 1.598%, 8/25/46	281,335	248,223

FRB Ser. 06-OA7, Class 1A2, 1.578%, 6/25/46	850,683	747,878

FRB Ser. 05-27, Class 1A1, 1.519%, 8/25/35	176,544	139,470

FRB Ser. 05-59, Class 1A1, 1.306%, 11/20/35	658,550	582,552

FRB Ser. 06-OA10, Class 4A1, 1.172%, 8/25/46	1,027,342	873,241

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
6.132%, 11/25/28	280,000	310,660

Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2,
5.232%, 11/25/23	560,000	604,576

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.882%, 10/25/28	931,750	1,060,296

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.682%, 4/25/28	959,570	1,084,787

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.532%, 4/25/28	275,000	306,386

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.982%, 7/25/25	20,000	21,823

Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
5.232%, 4/25/29	50,000	52,855

Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2,
1.782%, 2/25/34	455,593	440,610

Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.978%, 2/25/35	256,338	257,941

Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
1.807%, 8/25/34	444,245	435,361

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	100,000	77,500

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1,
Class 2A1, 1.162%, 1/25/37	265,528	224,579

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 04-AR3, Class A2, 2.846%, 6/25/34	505,267	510,376

FRB Ser. 05-AR9, Class A1C3, 1.942%, 7/25/45	429,152	404,433

FRB Ser. 05-AR19, Class A1C3, 1.482%, 12/25/45	74,143	67,559

FRB Ser. 05-AR13, Class A1C3, 1.472%, 10/25/45	198,895	185,625

FRB Ser. 05-AR11, Class A1B3, 1.382%, 8/25/45	483,712	455,850

64 Dynamic Asset Allocation Conservative Fund

		Principal
MORTGAGE-BACKED SECURITIES (4.5%)* cont.		amount	Value

Residential mortgage-backed securities (non-agency) cont.

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 05-AR4,
Class 1A3, 3.231%, 4/25/35		$238,303	$239,722

			10,447,744

Total mortgage-backed securities (cost $47,401,918)			$47,497,340

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.8%)*		amount	Value

Argentina (Republic of) sr. unsec. bonds Ser. REGS, 7.625%,
4/22/46 (Argentina)		$185,000	$187,035

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)		389,000	377,018

Argentina (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)		210,000	205,800

Argentina (Republic of) 144A sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		307,000	311,336

Brazil (Federal Republic of) unsec. notes 10.00%, 1/1/21
(Brazil) (units)	BRL	4,564	1,502,520

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		$337,000	373,593

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		685,000	784,325

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		150,000	155,459

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.00%,
1/26/24 (Croatia)		200,000	221,250

Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		320,000	342,255

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		200,000	213,250

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		200,000	235,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		200,000	199,750

Peru (Republic of) sr. unsec. unsub. bonds 4.125%, 8/25/27 (Peru)		385,000	414,680

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		2,000,000	2,197,500

Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		200,000	206,865

Total foreign government and agency bonds and notes (cost $8,638,054)			$7,927,636

		Principal
ASSET-BACKED SECURITIES (0.2%)*		amount	Value

Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1.882%, 2/25/49		$1,871,000	$1,871,000

Total asset-backed securities (cost $1,871,000)			$1,871,000

		Principal
SENIOR LOANS (0.1%)*c		amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6.282%, 5/29/20
(In default) †		$137,098	$108,958

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.75%, 3/1/18 (In default) †		325,486	375,392

Dynamic Asset Allocation Conservative Fund 65

				Principal
SENIOR LOANS (0.1%)*c cont.				amount	Value

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21				$264,957	$266,116

CPG International, Inc. bank term loan FRN Ser. B, 4.897%, 9/30/20				43,351	43,513

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.397%, 7/6/21				67,510	67,575

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19				158,670	138,440

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20				82,036	65,782

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.482%, 9/7/23				119,400	119,383

Total senior loans (cost $1,173,284)					$1,185,159

				Principal
CONVERTIBLE BONDS AND NOTES (—%)*				amount	Value

Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18				$59,000	$137,101

Total convertible bonds and notes (cost $55,738)					$137,101

CONVERTIBLE PREFERRED STOCKS (—%)*				Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R				3,415	$98,822

Total convertible preferred stocks (cost $62,389)					$98,822

		Expiration
PURCHASED OPTIONS		date/strike		Contract
OUTSTANDING (—%)*		price		amount	Value

EUR/JPY (Call)		Jun-17/JPY 127.50	EUR	2,956,500	$3,980

USD/MXN (Put)		Apr-17/MXN 19.00		$3,145,300	56,125

Total purchased options outstanding (cost $61,297)					$60,105

PREFERRED STOCKS (—%)*				Shares	Value
GMAC Capital Trust I Ser. 2, $1.706 cum. ARP				2,035	$51,750

Total preferred stocks (cost $50,875)					$51,750

	Expiration	Strike
WARRANTS (—%)* †	date	price		Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04		722	$1,271

Total warrants (cost $—)					$1,271

		Principal amount/
SHORT-TERM INVESTMENTS (16.0%)*				shares	Value

Putnam Cash Collateral Pool, LLC 1.03% [d]		Shares		6,232,075	$6,232,075

Putnam Short Term Investment Fund 0.87% L		Shares	150,142,178		150,142,178

U.S. Treasury Bills 0.764%, 7/13/17 #Δ §				$1,756,000	1,752,184

U.S. Treasury Bills 0.735%, 4/20/17 #				18,000	17,994

U.S. Treasury Bills 0.500%, 4/13/17 #				5,000	4,999

U.S. Treasury Bills 0.496%, 4/6/17 # Δ§				10,503,000	10,502,459

Total short-term investments (cost $168,651,756)					$168,651,889

TOTAL INVESTMENTS

Total investments (cost $1,072,011,280)					$1,123,707,978

66 Dynamic Asset Allocation Conservative Fund

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through March 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,054,589,811.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $13,184, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Dynamic Asset Allocation Conservative Fund 67

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $414,792,565 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $110,387,112) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.

	Australian Dollar	Buy	4/19/17	$745,919	$708,230	$37,689

	Brazilian Real	Buy	4/3/17	799,368	770,474	28,894

	Brazilian Real	Sell	4/3/17	799,368	807,258	7,890

	Brazilian Real	Buy	7/3/17	1,552,867	1,560,663	(7,796)

	British Pound	Buy	6/21/17	34,519	33,998	521

	Canadian Dollar	Buy	4/19/17	770,119	762,605	7,514

	Canadian Dollar	Sell	4/19/17	770,119	770,532	413

	Chilean Peso	Buy	7/19/17	1,579,933	1,575,985	3,948

	Euro	Buy	6/21/17	1,572,268	1,558,550	13,718

	Hong Kong Dollar	Buy	5/17/17	259,601	260,019	(418)

	Indian Rupee	Buy	5/17/17	804,376	773,210	31,166

	Japanese Yen	Sell	5/17/17	671,212	654,157	(17,055)

	Mexican Peso	Buy	7/19/17	783,269	777,796	5,473

	New Zealand Dollar	Sell	4/19/17	170,207	158,304	(11,903)

	Norwegian Krone	Sell	6/21/17	381,148	387,111	5,963

	Singapore Dollar	Sell	5/17/17	799,576	780,742	(18,834)

	Swedish Krona	Buy	6/21/17	787,790	781,244	6,546

Barclays Bank PLC

	Australian Dollar	Buy	4/19/17	1,128,809	1,150,723	(21,914)

	British Pound	Buy	6/21/17	219,918	207,278	12,640

	Canadian Dollar	Buy	4/19/17	373,138	369,432	3,706

	Canadian Dollar	Sell	4/19/17	373,138	373,344	206

	Euro	Buy	6/21/17	396,601	400,169	(3,568)

	Japanese Yen	Sell	5/17/17	791,613	768,013	(23,600)

	New Zealand Dollar	Sell	4/19/17	795,255	783,210	(12,045)

68 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $110,387,112) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.
	Swedish Krona	Buy	6/21/17	$787,263	$780,490	$6,773

	Swiss Franc	Buy	6/21/17	484,237	479,692	4,545

Citibank, N.A.

	Australian Dollar	Buy	4/19/17	292,226	238,270	53,956

	Brazilian Real	Buy	4/3/17	782,725	774,830	7,895

	Brazilian Real	Sell	4/3/17	782,725	791,090	8,365

	Brazilian Real	Buy	7/3/17	766,950	775,689	(8,739)

	British Pound	Sell	6/21/17	1,627,168	1,600,671	(26,497)

	Canadian Dollar	Buy	4/19/17	1,182,971	1,194,093	(11,122)

	Canadian Dollar	Sell	4/19/17	1,182,971	1,169,498	(13,473)

	Danish Krone	Sell	6/21/17	317,692	313,876	(3,816)

	Euro	Sell	6/21/17	418,551	415,071	(3,480)

	Indonesian Rupiah	Buy	5/17/17	771,914	766,612	5,302

	Japanese Yen	Buy	5/17/17	41,028	40,317	711

	New Zealand Dollar	Sell	4/19/17	1,527,795	1,540,899	13,104

	Norwegian Krone	Sell	6/21/17	765,688	782,387	16,699

	South African Rand	Buy	4/19/17	794,022	778,159	15,863

	South African Rand	Sell	4/19/17	768,975	779,127	10,152

	South African Rand	Sell	7/19/17	742,347	747,803	5,456

	Swedish Krona	Buy	6/21/17	1,593,155	1,564,005	29,150

Credit Suisse International

	Australian Dollar	Buy	4/19/17	1,058,463	1,040,404	18,059

	Canadian Dollar	Buy	4/19/17	9,477	9,482	(5)

	Canadian Dollar	Sell	4/19/17	9,477	9,382	(95)

	Euro	Sell	6/21/17	445,319	443,971	(1,348)

	Hong Kong Dollar	Sell	5/17/17	110,049	110,194	145

	New Zealand Dollar	Sell	4/19/17	706,964	733,555	26,591

	Norwegian Krone	Sell	6/21/17	777,017	785,352	8,335

	Swedish Krona	Buy	6/21/17	782,805	776,074	6,731

	Swiss Franc	Buy	6/21/17	315,436	312,466	2,970

Goldman Sachs International

	Australian Dollar	Buy	4/19/17	3,139,566	3,119,027	20,539

	Australian Dollar	Sell	4/19/17	3,139,566	3,089,294	(50,272)

	British Pound	Sell	6/21/17	1,236,412	1,216,642	(19,770)

	Canadian Dollar	Buy	4/19/17	20,759	10,635	10,124

	Euro	Sell	6/21/17	26,768	26,545	(223)

	Indian Rupee	Buy	5/17/17	1,592,288	1,552,822	39,466

	Japanese Yen	Sell	5/17/17	686,089	683,605	(2,484)

	New Zealand Dollar	Sell	4/19/17	2,212,896	2,218,461	5,565

	South African Rand	Sell	7/19/17	732,627	756,432	23,805

	South Korean Won	Sell	5/17/17	47,002	21,058	(25,944)

	Swedish Krona	Buy	6/21/17	2,351,607	2,337,777	13,830

Dynamic Asset Allocation Conservative Fund 69

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $110,387,112) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/19/17	$790,219	$793,375	$(3,156)

	Australian Dollar	Sell	4/19/17	790,219	775,590	(14,629)

	Canadian Dollar	Buy	4/19/17	1,160,031	1,152,748	7,283

	Canadian Dollar	Sell	4/19/17	1,160,031	1,160,245	214

	Euro	Sell	6/21/17	392,103	388,819	(3,284)

	Hong Kong Dollar	Buy	5/17/17	188,270	188,594	(324)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	4/19/17	3,680,646	3,598,071	82,575

	Brazilian Real	Buy	4/3/17	797,387	760,835	36,552

	Brazilian Real	Sell	4/3/17	797,387	784,291	(13,096)

	Brazilian Real	Buy	7/3/17	1,127	1,139	(12)

	British Pound	Sell	6/21/17	794,316	781,735	(12,581)

	Canadian Dollar	Buy	4/19/17	2,138,268	2,117,117	21,151

	Canadian Dollar	Sell	4/19/17	2,121,721	2,123,371	1,650

	Czech Koruna	Buy	7/19/17	790,420	796,015	(5,595)

	Czech Koruna	Sell	7/19/17	790,420	784,477	(5,943)

	Euro	Sell	6/21/17	1,733,950	1,719,131	(14,819)

	Euro	Buy	7/19/17	784,502	782,286	2,216

	Euro	Sell	7/19/17	784,502	789,585	5,083

	Hong Kong Dollar	Sell	5/17/17	2,319	2,191	(128)

	Indonesian Rupiah	Buy	5/17/17	1,095	3,780	(2,685)

	Japanese Yen	Buy	5/17/17	139,496	147,880	(8,384)

	New Zealand Dollar	Sell	4/19/17	2,149,761	2,153,517	3,756

	Singapore Dollar	Buy	5/17/17	173,202	172,125	1,077

	South Korean Won	Buy	5/17/17	43,701	93,736	(50,035)

	Swedish Krona	Buy	6/21/17	1,063,391	1,076,335	(12,944)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	4/19/17	1,060,143	1,006,092	54,051

	British Pound	Buy	6/21/17	567,871	549,789	18,082

	Canadian Dollar	Buy	4/19/17	768,841	773,521	(4,680)

	Czech Koruna	Buy	7/19/17	790,416	795,684	(5,268)

	Czech Koruna	Sell	7/19/17	790,416	785,258	(5,158)

	Euro	Sell	6/21/17	59,212	58,709	(503)

	Euro	Buy	7/19/17	784,716	782,477	2,239

	Euro	Sell	7/19/17	784,716	788,149	3,433

	Japanese Yen	Sell	5/17/17	792,815	787,693	(5,122)

	New Zealand Dollar	Buy	4/19/17	1,149,263	1,164,505	(15,242)

	New Zealand Dollar	Sell	4/19/17	1,149,263	1,142,879	(6,384)

	Swedish Krona	Buy	6/21/17	1,195,284	1,189,391	5,893

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/19/17	1,663,309	1,634,411	28,898

	British Pound	Sell	6/21/17	764,316	752,045	(12,271)

	Canadian Dollar	Buy	4/19/17	787,494	779,776	7,718

	Canadian Dollar	Sell	4/19/17	787,494	783,523	(3,971)

70 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $110,387,112) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Euro	Sell	6/21/17	$2,302,189	$2,295,482	$(6,707)

	Japanese Yen	Buy	5/17/17	700,854	704,073	(3,219)

	New Zealand Dollar	Sell	4/19/17	1,145,759	1,137,627	(8,132)

	Singapore Dollar	Sell	5/17/17	799,504	782,387	(17,117)

	Swedish Krona	Buy	6/21/17	1,609,029	1,595,536	13,493

UBS AG

	Australian Dollar	Buy	4/19/17	631,656	583,785	47,871

	Canadian Dollar	Buy	4/19/17	1,976,106	1,984,165	(8,059)

	Canadian Dollar	Sell	4/19/17	1,976,106	1,959,137	(16,969)

	Euro	Sell	6/21/17	2,817,213	2,791,773	(25,440)

	Japanese Yen	Buy	5/17/17	390,753	394,737	(3,984)

	New Zealand Dollar	Sell	4/19/17	2,315,132	2,306,005	(9,127)

	Swedish Krona	Buy	6/21/17	2,317,240	2,298,687	18,553

WestPac Banking Corp.

	Australian Dollar	Buy	4/19/17	326,216	345,325	(19,109)

	Canadian Dollar	Buy	4/19/17	392,919	393,166	(247)

	Canadian Dollar	Sell	4/19/17	392,919	391,550	(1,369)

	Euro	Sell	6/21/17	768,788	762,258	(6,530)

	New Zealand Dollar	Sell	4/19/17	766,525	781,725	15,200

Total						$280,782

FUTURES CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

MSCI EAFE Index Mini (Short)	280	$24,948,000	Jun-17	$(394,267)

Russell 2000 Index Mini (Long)	313	21,665,860	Jun-17	275,250

Russell 2000 Index Mini (Short)	116	8,029,520	Jun-17	(101,842)

S&P 500 Index E-Mini (Long)	23	2,713,080	Jun-17	(6,942)

S&P 500 Index E-Mini (Short)	687	81,038,520	Jun-17	193,879

S&P Mid Cap 400 Index E-Mini (Long)	2	343,640	Jun-17	1,811

S&P Mid Cap 400 Index E-Mini (Short)	64	10,996,480	Jun-17	(52,240)

Tokyo Price Index (Long)	77	10,461,017	Jun-17	(194,316)

U.S. Treasury Bond 30 yr (Long)	102	15,386,063	Jun-17	(80,140)

U.S. Treasury Bond Ultra 30 yr (Long)	181	29,073,125	Jun-17	(209,516)

U.S. Treasury Bond Ultra 30 yr (Short)	3	481,875	Jun-17	3,439

U.S. Treasury Note 2 yr (Long)	425	91,992,579	Jun-17	(34,846)

U.S. Treasury Note 2 yr (Short)	43	9,307,484	Jun-17	6,368

U.S. Treasury Note 5 yr (Long)	841	99,008,039	Jun-17	(105,056)

U.S. Treasury Note 5 yr (Short)	38	4,473,609	Jun-17	7,120

U.S. Treasury Note 10 yr (Long)	288	35,874,000	Jun-17	(103,979)

U.S. Treasury Note 10 yr (Short)	314	39,112,625	Jun-17	99,000

U.S. Treasury Note Ultra 10 yr (Short)	27	3,615,047	Jun-17	7,149

Total				$(689,128)

Dynamic Asset Allocation Conservative Fund 71

WRITTEN OPTIONS OUTSTANDING at 3/31/17 (premiums $31,469) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

EUR/JPY (Put)	Jun-17/JPY 115.30	EUR 2,956,500	$31,531

USD/MXN (Put)	Apr-17/MXN 18.25	$3,145,300	7,319

Total			$38,850

TBA SALE COMMITMENTS OUTSTANDING at 3/31/17 (proceeds receivable $28,782,656) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.50%, 4/1/47	$4,000,000	4/12/17	$4,091,875

Federal National Mortgage Association, 3.00%, 5/1/47	12,000,000	5/11/17	11,877,188

Federal National Mortgage Association, 3.00%, 4/1/47	12,000,000	4/12/17	11,898,750

Government National Mortgage Association, 4.00%, 4/1/47	1,000,000	4/20/17	1,056,328

Total			$28,924,141

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$77,298,000 E	$22,415	6/21/19	3 month USD-	1.75%	$54,571
			LIBOR-BBA

70,206,900 E	8,400	6/21/19	1.75%	3 month USD-	(20,806)
				LIBOR-BBA

12,075,600 E	(9,042)	6/21/22	3 month USD-	2.20%	37,256
			LIBOR-BBA

26,401,700 E	18,311	6/21/22	2.20%	3 month USD-	(82,913)
				LIBOR-BBA

27,083,800 E	(19,650)	6/21/27	3 month USD-	2.50%	151,005
			LIBOR-BBA

29,033,200 E	26,690	6/21/27	2.50%	3 month USD-	(156,248)
				LIBOR-BBA

9,718,600 E	69,163	6/21/47	3 month USD-	2.70%	132,412
			LIBOR-BBA

2,734,800 E	(2,801)	6/21/47	2.70%	3 month USD-	(20,600)
				LIBOR-BBA

Total	$113,486				$94,677

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC

$35,719	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(275)
			USD-LIBOR)	4.00% 30 year Fannie
Mae pools

379,380	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,801)
			USD-LIBOR)	4.00% 30 year Fannie
Mae pools

72 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

$111,807		$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(825)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

2,399		—	1/12/38	6.50% (1 month	Synthetic TRS Index	(8)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

129,009		—	1/12/40	4.50% (1 month	Synthetic MBX Index	1,126
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

22,090		—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(89)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

98,368		—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	736
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

56,999		—	1/12/43	3.50% (1 month	Synthetic TRS Index	(507)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

27,731		—	1/12/40	5.00% (1 month	Synthetic MBX Index	119
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

796,419		—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,021
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

246,262		—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,244)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.

256,524		—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,262
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	237	—	12/1/17	(3 month USD-	A basket (CGPUTQL2)	(597,736)
				LIBOR-BBA plus	of common stocks
				0.37%)

units	5,141	—	11/27/17	3 month USD-	Russell 1000 Total	5,513
				LIBOR-BBA plus	Return Index
				0.09%

Credit Suisse International

$151,958		—	1/12/45	3.50% (1 month	Synthetic TRS Index	(1,754)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Goldman Sachs International

46,549		—	1/12/39	6.00% (1 month	Synthetic TRS Index	(91)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

7,502		—	1/12/38	6.50% (1 month	Synthetic TRS Index	(24)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

Dynamic Asset Allocation Conservative Fund 73

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

$88,815	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(684)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

88,815	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(684)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

405,035	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(1,848)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

11,995	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(61)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

14,437	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(73)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

265,846	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,342)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

JPMorgan Securities LLC

491,187	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	3,627
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

213,348	—	1/12/42	(4.00%) 1 month	Synthetic TRS Index	1,642
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$—				$(588,000)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$957	$14,000	5/11/63	300 bp	$(825)

CMBX NA BBB– Index	BBB–/P	1,868	31,000	5/11/63	300 bp	(2,079)

CMBX NA BBB– Index	BBB–/P	3,828	62,000	5/11/63	300 bp	(4,066)

Credit Suisse International

CMBX NA BBB– Index	—	(7,814)	116,000	1/17/47	(300 bp)	2,709

CMBX NA BB Index	—	(18,665)	133,000	1/17/47	(500 bp)	4,640

CMBX NA A Index	A/P	25,099	477,000	5/11/63	200 bp	576

CMBX NA BB Index	—	(13,997)	793,000	5/11/63	(500 bp)	147,083

CMBX NA BB Index	—	(46,658)	285,000	1/17/47	(500 bp)	3,281

CMBX NA BB Index	—	(41,726)	220,000	1/17/47	(500 bp)	(3,176)

CMBX NA BBB– Index	BBB–/P	629	8,000	5/11/63	300 bp	(389)

CMBX NA BBB– Index	BBB–/P	7,072	58,000	5/11/63	300 bp	(336)

CMBX NA BBB– Index	BBB–/P	7,698	63,000	5/11/63	300 bp	(323)

CMBX NA BBB– Index	BBB–/P	13,342	101,000	5/11/63	300 bp	483

74 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.

CMBX NA BBB– Index	BBB–/P	$9,650	$116,000	5/11/63	300 bp	$(5,119)

CMBX NA BBB– Index	BBB–/P	12,217	144,000	5/11/63	300 bp	(6,117)

CMBX NA BBB– Index	BBB–/P	28,601	197,000	5/11/63	300 bp	3,520

CMBX NA BBB– Index	BBB–/P	24,716	203,000	5/11/63	300 bp	(1,129)

CMBX NA BBB– Index	BBB–/P	25,943	530,000	5/11/63	300 bp	(41,535)

CMBX NA BBB– Index	BBB–/P	60,153	761,000	1/17/47	300 bp	(8,883)

CMBX NA BBB– Index	BBB–/P	106,364	1,439,000	1/17/47	300 bp	(24,178)

Goldman Sachs International

CMBX NA BB Index	—	(37,135)	363,000	5/11/63	(500 bp)	36,601

CMBX NA BB Index	—	(3,481)	23,000	1/17/47	(500 bp)	550

CMBX NA A Index	A/P	20,305	399,000	5/11/63	200 bp	(208)

CMBX NA A Index	A/P	28,986	481,000	5/11/63	200 bp	4,258

CMBX NA A Index	A/P	34,586	686,000	1/17/47	200 bp	4,326

CMBX NA BB Index	—	(18,117)	124,000	5/11/63	(500 bp)	7,071

CMBX NA BB Index	—	(64,416)	381,000	1/17/47	(500 bp)	2,346

CMBX NA BB Index	—	(50,559)	249,000	1/17/47	(500 bp)	(6,928)

CMBX NA BBB– Index	BBB–/P	317	4,000	5/11/63	300 bp	(193)

CMBX NA BBB– Index	BBB–/P	545	8,000	5/11/63	300 bp	(474)

CMBX NA BBB– Index	BBB–/P	2,226	46,000	5/11/63	300 bp	(3,631)

CMBX NA BBB– Index	BBB–/P	3,077	59,000	5/11/63	300 bp	(4,434)

CMBX NA BBB– Index	BBB–/P	5,992	71,000	5/11/63	300 bp	(3,048)

CMBX NA BBB– Index	BBB–/P	8,861	105,000	5/11/63	300 bp	(4,508)

CMBX NA BBB– Index	BBB–/P	9,758	113,000	5/11/63	300 bp	(4,629)

CMBX NA BBB– Index	BBB–/P	23,742	195,000	5/11/63	300 bp	(1,085)

CMBX NA BBB– Index	BBB–/P	55,992	597,000	5/11/63	300 bp	(20,016)

CMBX NA BBB– Index	BBB–/P	57,205	761,000	5/11/63	300 bp	(39,683)

CMBX NA BBB– Index	—	(20,551)	305,000	1/17/47	(300 bp)	7,118

CMBX NA BBB– Index	—	(7,866)	114,000	1/17/47	(300 bp)	2,476

CMBX NA BBB– Index	—	(7,673)	113,000	1/17/47	(300 bp)	2,578

CMBX NA BBB– Index	—	(2,804)	27,000	1/17/47	(300 bp)	(354)

CMBX NA BBB– Index	BBB–/P	5,300	62,000	1/17/47	300 bp	(325)

CMBX NA BBB– Index	BBB–/P	5,925	85,000	1/17/47	300 bp	(1,786)

CMBX NA BBB– Index	BBB–/P	28,026	329,000	1/17/47	300 bp	(1,820)

CMBX NA BBB– Index	BBB–/P	33,315	423,000	1/17/47	300 bp	(5,058)

CMBX NA BBB– Index	BBB–/P	49,611	571,000	1/17/47	300 bp	(2,189)

JPMorgan Securities LLC

CMBX NA A Index	A/P	26,127	444,000	5/11/63	200 bp	3,301

CMBX NA A Index	A/P	35,837	741,000	5/11/63	200 bp	(2,423)

CMBX NA A Index	A/P	111,366	1,848,000	5/11/63	200 bp	16,358

CMBX NA A Index	A/P	13,244	302,000	1/17/47	200 bp	(78)

CMBX NA BB Index	—	(17,547)	122,000	5/11/63	(500 bp)	7,235

CMBX NA BB Index	—	(10,826)	77,000	5/11/63	(500 bp)	4,815

CMBX NA BB Index	—	(9,838)	74,000	5/11/63	(500 bp)	5,193

Dynamic Asset Allocation Conservative Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC cont.

CMBX NA BB Index	—	$(24,823)	$145,000	1/17/47	(500 bp)	$585

CMBX NA BBB– Index	BBB–/P	276	4,000	5/11/63	300 bp	(233)

CMBX NA BBB– Index	BBB–/P	900	11,000	5/11/63	300 bp	(500)

CMBX NA BBB– Index	BBB–/P	3,942	27,000	5/11/63	300 bp	504

CMBX NA BBB– Index	BBB–/P	1,912	31,000	5/11/63	300 bp	(2,035)

CMBX NA BBB– Index	BBB–/P	6,367	56,000	5/11/63	300 bp	(762)

CMBX NA BBB– Index	BBB–/P	3,969	62,000	5/11/63	300 bp	(3,925)

CMBX NA BBB– Index	BBB–/P	3,304	62,000	5/11/63	300 bp	(4,590)

CMBX NA BBB– Index	BBB–/P	3,158	62,000	5/11/63	300 bp	(4,736)

CMBX NA BBB– Index	BBB–/P	12,682	88,000	5/11/63	300 bp	1,478

CMBX NA BBB– Index	BBB–/P	7,676	90,000	5/11/63	300 bp	(3,782)

CMBX NA BBB– Index	BBB–/P	14,414	99,000	5/11/63	300 bp	1,809

CMBX NA BBB– Index	BBB–/P	6,362	144,000	5/11/63	300 bp	(11,972)

CMBX NA BBB– Index	BBB–/P	18,138	342,000	5/11/63	300 bp	(25,404)

CMBX NA BBB– Index	BBB–/P	42,268	539,000	5/11/63	300 bp	(26,356)

CMBX NA BBB– Index	BBB–/P	147,251	1,745,000	5/11/63	300 bp	(74,914)

CMBX NA BBB– Index	—	(1,668)	31,000	1/17/47	(300 bp)	1,145

CMBX NA BBB– Index	BBB–/P	316	6,000	1/17/47	300 bp	(228)

CMBX NA BBB– Index	BBB–/P	1,575	16,000	1/17/47	300 bp	123

CMBX NA BBB– Index	BBB–/P	1,881	34,000	1/17/47	300 bp	(1,203)

CMBX NA BBB– Index	BBB–/P	1,830	70,000	1/17/47	300 bp	(4,520)

Total		$760,537				$(94,023)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2017. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

76 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 27 Index	B+/P	$322,210	$4,803,480	12/20/21	500 bp	$(62,628)

NA HY Series 28 Index	B+/P	(1,744,544)	26,281,000	6/20/22	500 bp	154,587

NA IG Series 28 Index	BBB+/P	(1,396,130)	87,850,000	6/20/22	100 bp	64,034

Total		$(2,818,464)				$155,993

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2017. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Basic materials	$14,999,720	$—	$—

Capital goods	25,250,053	—	—

Communication services	13,262,191	—	617

Conglomerates	2,190,842	—	—

Consumer cyclicals	56,371,086	—	—

Consumer staples	41,584,686	—	—

Energy	23,445,163	433	3,402

Financials	76,704,597	—	—

Health care	50,760,649	—	—

Technology	71,480,868	—	—

Transportation	12,562,711	—	—

Utilities and power	15,643,397	2,986	—

Total common stocks	404,255,963	3,419	4,019

Dynamic Asset Allocation Conservative Fund 77

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$1,871,000	$—

Convertible bonds and notes	—	137,101	—

Convertible preferred stocks	—	98,822	—

Corporate bonds and notes	—	257,438,500	514,807

Foreign government and agency bonds and notes	—	7,927,636	—

Mortgage-backed securities	—	47,497,340	—

Preferred stocks	51,750	—	—

Purchased options outstanding	—	60,105	—

Senior loans	—	1,185,159	—

U.S. government and agency mortgage obligations	—	234,009,197	—

Warrants	1,271	—	—

Short-term investments	150,142,178	18,509,711	—

Totals by level	$554,451,162	$568,737,990	$518,826

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$280,782	$—

Futures contracts	(689,128)	—	—

Written options outstanding	—	(38,850)	—

TBA sale commitments	—	(28,924,141)	—

Interest rate swap contracts	—	(18,809)	—

Total return swap contracts	—	(588,000)	—

Credit default contracts	—	2,119,897	—

Totals by level	$(689,128)	$(27,169,121)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

78 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities 3/31/17 (Unaudited)

ASSETS

Investment in securities, at value, including $6,095,494 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $915,637,027)	$967,333,725
Affiliated issuers (identified cost $156,374,253) (Notes 1 and 5)	156,374,253

Cash	228,680

Foreign currency (cost $40,796) (Note 1)	40,843

Dividends, interest and other receivables	5,087,710

Receivable for shares of the fund sold	3,504,601

Receivable for investments sold	1,536,247

Receivable for sales of delayed delivery securities (Note 1)	22,906,288

Receivable for variation margin (Note 1)	2,657,852

Unrealized appreciation on forward currency contracts (Note 1)	897,406

Unrealized appreciation on OTC swap contracts (Note 1)	294,208

Premium paid on OTC swap contracts (Note 1)	406,164

Prepaid assets	76,392

Total assets	1,161,344,369

LIABILITIES

Payable for investments purchased	4,676,530

Payable for purchases of delayed delivery securities (Note 1)	58,616,007

Payable for shares of the fund repurchased	1,921,243

Payable for compensation of Manager (Note 2)	466,874

Payable for custodian fees (Note 2)	134,558

Payable for investor servicing fees (Note 2)	234,513

Payable for Trustee compensation and expenses (Note 2)	221,938

Payable for administrative services (Note 2)	3,868

Payable for distribution fees (Note 2)	446,273

Payable for variation margin (Note 1)	1,776,413

Unrealized depreciation on OTC swap contracts (Note 1)	976,231

Premium received on OTC swap contracts (Note 1)	1,166,701

Unrealized depreciation on forward currency contracts (Note 1)	616,624

Written options outstanding, at value (premiums $31,469) (Notes 1 and 3)	38,850

TBA sale commitments, at value (proceeds receivable $28,782,656) (Note 1)	28,924,141

Collateral on securities loaned, at value (Note 1)	6,232,075

Collateral on certain derivative contracts, at value (Note 1)	128,679

Other accrued expenses	173,040

Total liabilities	106,754,558

Net assets	$1,054,589,811

(Continued on next page)

Dynamic Asset Allocation Conservative Fund 79

Statement of assets and liabilities cont.

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$995,327,470

Undistributed net investment income (Note 1)	2,968,067

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	5,587,483

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	50,706,791

Total — Representing net assets applicable to capital shares outstanding	$1,054,589,811

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($480,412,894 divided by 46,153,975 shares)	$10.41

Offering price per class A share (100/94.25 of $10.41)*	$11.05

Net asset value and offering price per class B share ($20,260,354 divided by 1,962,256 shares)**	$10.33

Net asset value and offering price per class C share ($129,281,403 divided by 12,579,389 shares)**	$10.28

Net asset value and redemption price per class M share ($10,455,419 divided by 1,015,887 shares)	$10.29

Offering price per class M share (100/96.50 of $10.29)*	$10.66

Net asset value, offering price and redemption price per class P share
($85,407,650 divided by 8,177,389 shares)	$10.44

Net asset value, offering price and redemption price per class R share
($11,964,026 divided by 1,118,499 shares)	$10.70

Net asset value, offering price and redemption price per class R5 share
($648,122 divided by 62,070 shares)	$10.44

Net asset value, offering price and redemption price per class R6 share
($100,487,447 divided by 9,617,801 shares)	$10.45

Net asset value, offering price and redemption price per class Y share
($215,672,496 divided by 20,651,118 shares)	$10.44

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

80 Dynamic Asset Allocation Conservative Fund

Statement of operations Six months ended 3/31/17 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $579,226 from investments in affiliated issuers) (Note 5)	$8,286,175

Dividends (net of foreign tax of $74,897)	3,883,894

Securities lending (net of expenses) (Notes 1 and 5)	18,625

Total investment income	12,188,694

EXPENSES

Compensation of Manager (Note 2)	2,695,554

Investor servicing fees (Note 2)	727,271

Custodian fees (Note 2)	81,483

Trustee compensation and expenses (Note 2)	27,205

Distribution fees (Note 2)	1,440,113

Administrative services (Note 2)	18,345

Other	283,505

Total expenses	5,273,476

Expense reduction (Note 2)	(1,179)

Net expenses	5,272,297

Net investment income	6,916,397

Net realized gain on investments (Notes 1 and 3)	16,632,152

Net realized gain on swap contracts (Note 1)	1,730,183

Net realized loss on futures contracts (Note 1)	(9,340,273)

Net realized gain on foreign currency transactions (Note 1)	901,155

Net realized loss on written options (Notes 1 and 3)	(134,828)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(265,365)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
when-issued securities and TBA sale commitments during the period	6,753,351

Net gain on investments	16,276,375

Net increase in net assets resulting from operations	$23,192,772

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 81

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/17*	Year ended 9/30/16

Operations

Net investment income	$6,916,397	$12,057,778

Net realized gain on investments
and foreign currency transactions	9,788,389	8,399,687

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	6,487,986	33,502,433

Net increase in net assets resulting from operations	23,192,772	53,959,898

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,966,637)	(9,319,722)

Class B	(88,766)	(233,800)

Class C	(569,935)	(1,227,444)

Class M	(77,456)	(193,756)

Class P	(764,724)	(107,030)

Class R	(75,325)	(123,470)

Class R5	(6,448)	(16,303)

Class R6	(853,725)	(992,479)

Class Y	(1,724,710)	(3,750,069)

Net realized short-term gain on investments

Class A	—	(6,331,721)

Class B	—	(268,687)

Class C	—	(1,162,805)

Class M	—	(159,567)

Class R	—	(74,442)

Class R5	—	(3,230)

Class R6	—	(310,347)

Class Y	—	(1,982,280)

From net realized long-term gain on investments
Class A	(2,688,295)	(19,899,694)

Class B	(114,269)	(844,445)

Class C	(704,891)	(3,654,530)

Class M	(94,080)	(501,495)

Class P	(412,004)	—

Class R	(61,311)	(233,962)

Class R5	(3,296)	(10,152)

Class R6	(502,358)	(975,377)

Class Y	(951,385)	(6,230,021)

Increase from capital share transactions (Note 4)	25,875,354	294,061,204

Total increase in net assets	35,408,511	289,414,274

NET ASSETS

Beginning of period	1,019,181,300	729,767,026

End of period (including undistributed net investment
income of $2,968,067 and $4,179,396, respectively)	$1,054,589,811	$1,019,181,300

* Unaudited.

The accompanying notes are an integral part of these financial statements.

82 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund 83

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Class A

March 31, 2017**	$10.32	.07	.16	.23	(.08)	(.06)	(.14)	$10.41	2.24*	$480,413	.51*	.67*	248d*

September 30, 2016	10.46	.15	.48	.63	(.19)	(.58)	(.77)	10.32	6.37	519,767	1.04[g]	1.44[g]	614[d]

September 30, 2015	11.14	.15	.03	.18	(.19)	(.67)	(.86)	10.46	1.58	463,857	1.02	1.41	559[d]

September 30, 2014	10.35	.20	.77	.97	(.18)	—	(.18)	11.14	9.45	431,523	1.03	1.83	583[d]

September 30, 2013	9.88	.20	.43	.63	(.16)	—	(.16)	10.35	6.46	384,651	1.05	1.99	305[e]

September 30, 2012	8.83	.21	1.00	1.21	(.16)	—	(.16)	9.88	13.76	376,279	1.07	2.21	278[e]

Class B

March 31, 2017**	$10.23	.03	.17	.20	(.04)	(.06)	(.10)	$10.33	1.98*	$20,260	.88 *	.29 *	248d*

September 30, 2016	10.39	.07	.47	.54	(.12)	(.58)	(.70)	10.23	5.43	21,084	1.79[g]	.68[g]	614[d]

September 30, 2015	11.06	.07	.04	.11	(.11)	(.67)	(.78)	10.39	.94	20,513	1.77	.65	559[d]

September 30, 2014	10.28	.12	.76	.88	(.10)	—	(.10)	11.06	8.58	23,367	1.78	1.08	583[d]

September 30, 2013	9.81	.12	.44	.56	(.09)	—	(.09)	10.28	5.72	25,472	1.80	1.24	305[e]

September 30, 2012	8.77	.14	.98	1.12	(.08)	—	(.08)	9.81	12.86	25,916	1.82	1.46	278[e]

Class C

March 31, 2017**	$10.19	.03	.17	.20	(.05)	(.06)	(.11)	$10.28	1.90 *	$129,281	.88 *	.30 *	248d*

September 30, 2016	10.35	.07	.47	.54	(.12)	(.58)	(.70)	10.19	5.47	129,657	1.79[g]	.68[g]	614[d]

September 30, 2015	11.02	.07	.04	.11	(.11)	(.67)	(.78)	10.35	.97	79,407	1.77	.66	559[d]

September 30, 2014	10.25	.12	.75	.87	(.10)	—	(.10)	11.02	8.55	60,957	1.78	1.08	583[d]

September 30, 2013	9.78	.12	.44	.56	(.09)	—	(.09)	10.25	5.74	51,129	1.80	1.24	305[e]

September 30, 2012	8.75	.14	.98	1.12	(.09)	—	(.09)	9.78	12.80	48,885	1.82	1.46	278[e]

Class M

March 31, 2017**	$10.20	.04	.16	.20	(.05)	(.06)	(.11)	$10.29	1.99 *	$10,455	.76*	.39*	248d*

September 30, 2016	10.35	.09	.48	.57	(.14)	(.58)	(.72)	10.20	5.83	16,801	1.54[g]	.93[g]	614[d]

September 30, 2015	11.03	.10	.03	.13	(.14)	(.67)	(.81)	10.35	1.10	10,541	1.52	.91	559[d]

September 30, 2014	10.26	.14	.76	.90	(.13)	—	(.13)	11.03	8.82	10,057	1.53	1.33	583[d]

September 30, 2013	9.79	.15	.43	.58	(.11)	—	(.11)	10.26	5.98	9,333	1.55	1.49	305[e]

September 30, 2012	8.76	.16	.98	1.14	(.11)	—	(.11)	9.79	13.07	8,011	1.57	1.71	278[e]

Class P

March 31, 2017**	$10.35	.09	.16	.25	(.10)	(.06)	(.16)	$10.44	2.43*	$85,408	.31*	.89 *	248d*

September 30, 2016 #	10.35	.01	.01	.02	(.02)	—	(.02)	10.35	.18*	71,630	.05*	.14*	614[d]

Class R

March 31, 2017**	$10.60	.06	.17	.23	(.07)	(.06)	(.13)	$10.70	2.15*	$11,964	.63*	.55*	248d*

September 30, 2016	10.73	.12	.50	.62	(.17)	(.58)	(.75)	10.60	6.05	11,033	1.29[g]	1.16[g]	614[d]

September 30, 2015	11.40	.13	.03	.16	(.16)	(.67)	(.83)	10.73	1.38	5,256	1.27	1.16	559[d]

September 30, 2014	10.60	.18	.78	.96	(.16)	—	(.16)	11.40	9.07	5,786	1.28	1.58	583[d]

September 30, 2013	10.11	.18	.45	.63	(.14)	—	(.14)	10.60	6.26	4,461	1.30	1.74	305[e]

September 30, 2012	9.03	.19	1.02	1.21	(.13)	—	(.13)	10.11	13.51	3,933	1.32	1.95	278[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

84 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 85

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Class R5

March 31, 2017**	$10.35	.08	.17	.25	(.10)	(.06)	(.16)	$10.44	2.38*	$648	.36*	.81*	248d*

September 30, 2016	10.49	.18	.48	.66	(.22)	(.58)	(.80)	10.35	6.68	828	.73[g]	1.74[g]	614[d]

September 30, 2015	11.16	.19	.04	.23	(.23)	(.67)	(.90)	10.49	1.98	237.73		1.71	559[d]

September 30, 2014	10.38	.24[f]	.76	1.00	(.22)	—	(.22)	11.16	9.68	316.74		2.20[i]	583[d]

September 30, 2013	9.90	.24	.44	.68	(.20)	—	(.20)	10.38	6.87	11.74		2.30	305[e]

September 30, 2012†	9.57	.05	.33	.38	(.05)	—	(.05)	9.90	3.93*	10	.19*	.55*	278[e]

Class R6

March 31, 2017**	$10.35	.09	.17	.26	(.10)	(.06)	(.16)	$10.45	2.51*	$100,487	.33*	.88 *	248d*

September 30, 2016	10.50	.18	.48	.66	(.23)	(.58)	(.81)	10.35	6.64	71,314	.66[g]	1.78[g]	614[d]

September 30, 2015	11.17	.20	.03	.23	(.23)	(.67)	(.90)	10.50	2.04	16,011.66		1.80	559[d]

September 30, 2014	10.38	.24	.77	1.01	(.22)	—	(.22)	11.17	9.80	3,256.67		2.21	583[d]

September 30, 2013	9.90	.23	.45	.68	(.20)	—	(.20)	10.38	6.94	2,981.67		2.20	305[e]

September 30, 2012†	9.57	.06	.32	.38	(.05)	—	(.05)	9.90	3.94*	10	.17*	.57*	278[e]

Class Y

March 31, 2017**	$10.35	.08	.16	.24	(.09)	(.06)	(.15)	$10.44	2.36*	$215,672	.38*	.81*	248d*

September 30, 2016	10.50	.17	.48	.65	(.22)	(.58)	(.80)	10.35	6.51	177,068	.79[g]	1.68[g]	614[d]

September 30, 2015	11.17	.18	.04	.22	(.22)	(.67)	(.89)	10.50	1.92	133,945.77		1.66	559[d]

September 30, 2014	10.38	.23	.77	1.00	(.21)	—	(.21)	11.17	9.69	77,419.78		2.07	583[d]

September 30, 2013	9.90	.23	.44	.67	(.19)	—	(.19)	10.38	6.80	66,787.80		2.27	305[e]

September 30, 2012	8.86	.23	.99	1.22	(.18)	—	(.18)	9.90	13.89	93,814.82		2.46	278[e]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

# For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	640%

September 30, 2012	720

f The net investment income ratio and per share amount shown for the period ending September 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 87

Notes to financial statements 3/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through March 31, 2017.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. Putnam Management typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

88 Dynamic Asset Allocation Conservative Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Conservative Fund 89

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a when-issued, forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium

90 Dynamic Asset Allocation Conservative Fund

originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

Dynamic Asset Allocation Conservative Fund 91

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty

92 Dynamic Asset Allocation Conservative Fund

risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

Dynamic Asset Allocation Conservative Fund 93

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,265,102 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,270,350 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $6,232,075 and the value of securities loaned amounted to $6,095,494.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $1,076,799,677, resulting in gross unrealized appreciation and depreciation of $59,359,752 and $12,451,451, respectively, or net unrealized appreciation of $46,908,301.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

94 Dynamic Asset Allocation Conservative Fund

Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.262% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Dynamic Asset Allocation Conservative Fund 95

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$404,174	Class R	9,379

Class B	16,772	Class R5	410

Class C	104,489	Class R6	22,432

Class M	11,676	Class Y	154,069

Class P	3,870	Total	$727,271

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,179 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $802, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$617,059

Class B	1.00%	1.00%	102,476

Class C	1.00%	1.00%	638,531

Class M	1.00%	0.75%	53,361

Class R	1.00%	0.50%	28,686

Total			$1,440,113

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $69,255 and $1,364 from the sale of class A and class M shares, respectively, and received $3,377 and $3,266 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

96 Dynamic Asset Allocation Conservative Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$2,204,171,038	$2,176,383,348

U.S. government securities (Long-term)	—	—

Total	$2,204,171,038	$2,176,383,348

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

		Written option	Written option
		contract amounts	premiums

Written options outstanding at the	USD	$—	$—
beginning of the reporting period	EUR	$—	$—

Options opened	USD	31,035,900	160,367
	EUR	2,956,500	26,474
Options exercised	USD	—	—
	EUR	—	—
Options expired	USD	—	—
	EUR	—	—
Options closed	USD	(27,890,600)	(155,372)
	EUR	—	—

Written options outstanding at the	USD	$3,145,300	$4,995
end of the reporting period	EUR	$2,956,500	$26,474

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	4,683,472	$48,043,973	14,781,332	$150,234,624

Shares issued in connection with
reinvestment of distributions	612,359	6,247,926	3,389,182	34,007,269

	5,295,831	54,291,899	18,170,514	184,241,893

Shares repurchased	(9,526,190)	(97,581,362)	(12,119,028)	(123,353,047)

Net increase (decrease)	(4,230,359)	$(43,289,463)	6,051,486	$60,888,846

Dynamic Asset Allocation Conservative Fund 97

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	205,546	$2,095,326	554,553	$5,572,196

Shares issued in connection with
reinvestment of distributions	18,441	186,329	127,102	1,263,893

	223,987	2,281,655	681,655	6,836,089

Shares repurchased	(321,959)	(3,282,290)	(596,219)	(6,009,398)

Net increase (decrease)	(97,972)	$(1,000,635)	85,436	$826,691

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	1,807,427	$18,327,399	6,483,829	$64,850,207

Shares issued in connection with
reinvestment of distributions	116,184	1,169,093	562,208	5,568,485

	1,923,611	19,496,492	7,046,037	70,418,692

Shares repurchased	(2,070,555)	(20,934,230)	(1,995,340)	(20,030,105)

Net increase (decrease)	(146,944)	$(1,437,738)	5,050,697	$50,388,587

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	200,261	$2,026,736	780,494	$7,863,415

Shares issued in connection with
reinvestment of distributions	16,852	169,639	85,213	845,232

	217,113	2,196,375	865,707	8,708,647

Shares repurchased	(848,573)	(8,622,836)	(236,359)	(2,387,355)

Net increase (decrease)	(631,460)	$(6,426,461)	629,348	$6,321,292

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 3/31/17		TO 9/30/16
Class P	Shares	Amount	Shares	Amount

Shares sold	2,841,979	$29,274,274	7,091,484	$73,390,343

Shares issued in connection with
reinvestment of distributions	114,891	1,176,728	10,462	107,030

	2,956,870	30,451,002	7,101,946	73,497,373

Shares repurchased	(1,699,528)	(17,502,622)	(181,899)	(1,878,601)

Net increase	1,257,342	$12,948,380	6,920,047	$71,618,772

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	222,988	$2,356,451	783,495	$8,135,199

Shares issued in connection with
reinvestment of distributions	10,824	113,419	34,158	352,258

	233,812	2,469,870	817,653	8,487,457

Shares repurchased	(156,402)	(1,649,387)	(266,428)	(2,775,147)

Net increase	77,410	$820,483	551,225	$5,712,310

98 Dynamic Asset Allocation Conservative Fund

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R5	Shares	Amount	Shares	Amount

Shares sold	5,190	$53,372	81,004	$795,879

Shares issued in connection with
reinvestment of distributions	952	9,744	2,943	29,685

	6,142	63,116	83,947	825,564

Shares repurchased	(24,092)	(245,045)	(26,475)	(272,275)

Net increase (decrease)	(17,950)	$(181,929)	57,472	$553,289

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	3,686,742	$37,767,607	6,282,224	$63,606,135

Shares issued in connection with
reinvestment of distributions	132,281	1,356,083	225,842	2,278,203

	3,819,023	39,123,690	6,508,066	65,884,338

Shares repurchased	(1,089,457)	(11,237,828)	(1,145,114)	(11,691,928)

Net increase	2,729,566	$27,885,862	5,362,952	$54,192,410

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	6,831,836	$70,326,887	16,528,463	$169,669,635

Shares issued in connection with
reinvestment of distributions	240,545	2,463,976	1,044,192	10,516,883

	7,072,381	72,790,863	17,572,655	180,186,518

Shares repurchased	(3,529,627)	(36,234,008)	(13,226,567)	(136,627,511)

Net increase	3,542,754	$36,556,855	4,346,088	$43,559,007

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class P	983	0.01%	$10,263

Class R5	1,300	2.10	13,572

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at
	the beginning				Fair value at
	of the				the end of the
	reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Cash Collateral
Pool, LLC*	$10,479,675	$30,800,120	$35,047,720	$35,006	$6,232,075

Putnam Short Term
Investment Fund**	200,030,946	83,941,320	133,830,088	579,226	150,142,178

Totals	$210,510,621	$114,741,440	$168,877,808	$614,232	$156,374,253

*   No management fees are charged to Putnam Cash Collateral Pool, LLC.
**  Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Dynamic Asset Allocation Conservative Fund 99

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency options (contract amount)	$4,000,000

Written currency options (contract amount) (Note 3)	$4,000,000

Futures contracts (number of contracts)	4,000

Forward currency contracts (contract amount)	$130,100,000

Centrally cleared interest rate swap contracts (notional)	$236,700,000

OTC total return swap contracts (notional)	$79,800,000

OTC credit default contracts (notional)	$16,200,000

Centrally cleared credit default contracts (notional)	$120,900,000

Warrants (number of warrants)	800

100 Dynamic Asset Allocation Conservative Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$3,990,427*	Unrealized depreciation	$1,870,530*

Foreign exchange	Investments,
contracts	Receivables	957,511	Payables	655,474

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	477,724*	Unrealized depreciation	1,347,343*

Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	451,967*	Unrealized depreciation	877,014*

Total		$5,877,629		$4,750,361

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$2,320,010	$2,320,010

Foreign exchange
contracts	—	195,913	—	924,518	—	1,120,431

Equity contracts	1,887	—	(2,368,943)	—	1,126,542	(1,240,514)

Interest rate
contracts	—	—	(6,971,330)	—	(1,716,369)	(8,687,699)

Total	$1,887	$195,913	$(9,340,273)	$924,518	$1,730,183	$(6,487,772)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(413,859)	$(413,859)

Foreign exchange
contracts	—	(8,573)	—	(267,535)	—	(276,108)

Equity contracts	(169)	—	395,747	—	(1,225,723)	(830,145)

Interest rate
contracts	—	—	16,722	—	(181,865)	(165,143)

Total	$(169)	$(8,573)	$412,469	$(267,535)	$(1,821,447)	$(1,685,255)

Dynamic Asset Allocation Conservative Fund 101

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BarclaysCapital Inc. (clearingbroker)	Citibank, N.A.	Credit Suisse International	GoldmanSachs International	HSBC Bank USA, National Association	JPMorganChase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPacBanking Corp.	Total

Assets:

Centrally cleared interest
rate swap contracts§	$—	$—	$ 113,714	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 113,714

OTC Total return	—	9,002	—	7,775	—	—	—	—	5,269	—	—	—	—	—	22,046
swap contracts*#

OTC Credit	—	—	—	—	283,397	264,060	—	—	83,675	—	—	—	—	—	631,132
default contracts*#

Centrally cleared credit	—	—	1,958,475	—	—	—	—	—	—	—	—	—	—	—	1,958,475
default contracts§

Futures contracts§	—	—	—	—	—	—	—	—	—	585,663	—	—	—	—	585,663

Forward currency
contracts #	149,735	27,870	—	166,653	62,831	113,329	7,497	154,060	—	—	83,698	50,109	66,424	15,200	897,406

Purchased options **#	3,980	—	—	—	—	56,125	—	—	—	—	—	—	—	—	60,105

Total Assets	$153,715	$36,872	$2,072,189	$174,428	$346,228	$433,514	$7,497	$154,060	$88,944	$585,663	$83,698	$50,109	$66,424	$15,200	$4,268,541

Liabilities:

Centrally cleared interest
rate swap contracts§	—	—	122,843	—	—	—	—	—	—	—	—	—	—	—	122,843

OTC Total return	—	5,749	—	597,736	1,754	4,807	—	—	—	—	—	—	—	—	610,046
swap contracts*#

OTC Credit	13,623	—	—	—	404,914	458,272	—	—	608,883	—	—	—	—	—	1,485,692
default contracts*#

Centrally cleared credit	—	—	1,456,622	—	—	—	—	—	—	—	—	—	—	—	1,456,622
default contracts§

Futures contracts§	—	—	—	—	—	—	—	—	—	196,948	—	—	—	—	196,948

Forward currency
contracts #	56,006	61,127	—	67,127	1,448	98,693	21,393	126,222	—	—	42,357	51,417	63,579	27,255	616,624

Written options #	31,531	—	—	—	—	7,319	—	—	—	—	—	—	—	—	38,850

Total Liabilities	$101,160	$66,876	$1,579,465	$664,863	$408,116	$569,091	$21,393	$126,222	$608,883	$196,948	$42,357	$51,417	$63,579	$27,255	$4,527,625

Total Financial and	$52,555	$(30,004)	$492,724	$(490,435)	$(61,888)	$(135,577)	$(13,896)	$27,838	$(519,939)	$388,715	$41,341	$(1,308)	$2,845	$(12,055)	$(259,084)
Derivative Net Assets

Total collateral
received (pledged)†##	$52,555	$—	$—	$(459,372)	$(61,888)	$(135,577)	$—	$—	$(519,939)	$—	$—	$—	$—	$—

Net amount	$—	$(30,004)	$492,724	$(31,063)	$—	$—	$(13,896)	$27,838	$—	$388,715	$41,341	$(1,308)	$2,845	$(12,055)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

102 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 103

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

104 Dynamic Asset Allocation Conservative Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Advantage Fund
Capital Spectrum Fund	High Yield Trust
Emerging Markets Equity Fund	Income Fund
Equity Spectrum Fund	Money Market Fund†
Europe Equity Fund	Short Duration Income Fund
Global Equity Fund	U.S. Government Income Trust
International Capital Opportunities Fund
International Equity Fund	Tax-free Income
Investors Fund	AMT-Free Municipal Fund
Low Volatility Equity Fund	Intermediate-Term Municipal Income Fund
Multi-Cap Core Fund	Short-Term Municipal Income Fund
Research Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds‡:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

Dynamic Asset Allocation Conservative Fund 105

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Energy Fund	conservative over time.
Global Financials Fund
Global Health Care Fund	RetirementReady® 2060 Fund
Global Industrials Fund	RetirementReady® 2055 Fund
Global Natural Resources Fund	RetirementReady® 2050 Fund
Global Sector Fund	RetirementReady® 2045 Fund
Global Technology Fund	RetirementReady® 2040 Fund
Global Telecommunications Fund	RetirementReady® 2035 Fund
Global Utilities Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Asset Allocation	RetirementReady® 2020 Fund
George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

106 Dynamic Asset Allocation Conservative Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Dynamic Asset Allocation Conservative Fund 107

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

108 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert E. Patterson	Principal Accounting Officer,
One Post Office Square	George Putnam, III	and Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	Manoj P. Singh	Susan G. Malloy
Marketing Services	W. Thomas Stephens	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA060 305782 5/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2017